QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
RFS Hotel Investors, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RFS Hotel Investors, Inc.
850 Ridge Lake Boulevard, Suite 300
Memphis, TN 38120

Notice of Annual Meeting
On May 1, 2003
And Proxy Statement

Dear Shareholder:

        We invite you to attend our annual meeting of shareholders on May 1, 2003 at 2:00 p.m. at the Company's headquarters in Memphis, Tennessee. At the meeting, you will hear a report on our operations and have a chance to meet a number of the directors and officers of the Company.

        This booklet includes the formal notice of the meeting and the Proxy Statement. The Proxy Statement tells you about the agenda and procedures for the meeting. It also describes how the Board of Directors operates, gives personal information about our director candidates, and provides other information about the Company.

        We want your shares to be represented at the meeting. We urge you to promptly vote your proxy by phone, via the Internet or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. I look forward to greeting as many of our shareholders as possible at the annual meeting.

Sincerely,
Robert M. Solmson Chairman of the Board and Chief Executive Officer

March 21, 2003

RFS HOTEL INVESTORS, INC.

*
Filed herewith

ii

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF RFS HOTEL INVESTORS, INC.

Time:	2:00 P.M., Central Standard Time

Date:	May 1, 2003

Place:	RFS Hotel Investors, Inc. Corporate Office 850 Ridge Lake Boulevard, Suite 300 Memphis, Tennessee 38120

Purpose:	•	To elect three Class II directors.
	•	To elect the independent auditors.
	•	To approve the extension of the term of the Company's Share Incentive Plan
	•	To approve an increase in shares available for award under the Company's Share Incentive Plan.
	•	To approve the RFS Employee Stock Purchase Plan.
	•	To conduct other business that may properly be raised.

        Only shareholders of record on March 14, 2003 may vote at the meeting.

        Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope or vote via the Internet or by telephone in accordance with the instructions provided as soon as possible.

Sincerely,
Elizabeth A. McNeill Vice President, General Counsel and Secretary

March 21, 2003

GENERAL INFORMATION

Who may vote

        Holders of RFS Common Stock of record on March 14, 2003, may vote at the meeting. This proxy statement and form of proxy were first sent to shareholders of record on March 28, 2003.

How to vote

        You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at or prior to the meeting.

Proxy Voting Options

        Your Vote is Important! Whether or not you expect to attend in person, we urge you to vote your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expense of additional solicitation. If you prefer, an addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote your shares by mail. Sending in your proxy card will not prevent you from voting at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

        You can also vote via the Internet or by telephone. Voting via the Internet or by telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help the Comapany reduce postage and proxy tabulation costs. Instructions to vote via the Internet or by telephone will be provided by your broker, by the Company's transfer agent, SunTrust Bank or by the Company's proxy solicitor, Georgeson Shareholder. Please do not return the enclosed paper ballot if you are voting over the Internet or by telephone.

How proxies work

        The Board of Directors of the Company is asking for your proxy. Giving your proxy to the persons named by the Company means you authorize such persons to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates or the other proposals presented.

        If you sign and return the enclosed proxy card but do not specify how to vote, your shares will be voted FOR (i) the election of all of our Class II director candidates, (ii) the election of independent auditors, (iii) the extension of the term of the Company's Share Incentive Plan, (iv) an increase in shares available for award under the Company's Share Incentive Plan, and (v) the approval of the RFS Employee Stock Purchase Plan. Your shares will be voted in the discretion of the named proxies upon any other business properly brought before the meeting.

        You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you also hold shares through someone else, such as a stockbroker or a mutual fund, you may also get material from them asking how you want to vote. We encourage you to respond to all such requests.

Revoking a proxy

        You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; or by submitting a written notification of revocation to the Company's Secretary at the address under "Questions". If you voted via the Internet or by telephone, you may also revoke your proxy as noted above or by voting again via the Internet or by telephone.

Quorum

        In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

        The director candidates receiving a plurality of the votes cast by shares entitled to vote will be elected to the three Class II seats on the Board to be filled at the meeting. For the four other proposals, (i) the election of independent auditors, (ii) the extension of the term of the Company's Share Incentive Plan, (iii) an increase in shares available for award under the Company's Share Incentive Plan, and (iv) the approval of the RFS Employee Stock Purchase Plan, an affirmative vote of the holders of at least a majority of the total votes cast on the proposals is required.

Abstentions and Broker Non-votes

        Abstentions count for quorum purposes but not for voting purposes.

        No specific provisions of Tennessee law or our charter or bylaws address broker non-votes. Under New York Stock Exchange Rules, if a broker holds your shares as a nominee, the broker must vote those shares according to your specific instructions, and, if the broker doesn't receive your instructions, the broker may vote your shares on matters such as the election of our directors, the election of independent auditors, the approval of the extension of the Company's Share Incentive Plan, the approval of an increase in shares available for award under the Company's Incentive Plan and the approval of the RFS Employee Stock Purchase Plan. To ensure that your shares are voted at the meeting in accordance with your instructions, we encourage you to provide instructions to your brokerage firm by voting your proxy. If you don't vote your shares, your brokerage firm may either: (i) vote your shares on the proposals presented, or (ii) leave your shares unvoted.

Attending in person

        Only shareholders as of March 14, 2003, their proxy holders, and invited guests may attend the meeting. If you wish to vote in person and your shares are held by a stockbroker, you will need to obtain a proxy from the stockbroker authorizing you to vote your shares held in the stockbroker's name.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board of Directors oversees the management of the Company on your behalf. The Board reviews the Company's long-term strategic plans and exercises direct decision-making authority on key issues, such as the declaration of dividends. Just as important, the Board chooses the Chief Executive Officer, sets the scope of his authority to manage the Company's day-to-day operations, and evaluates his performance.

        The Company's Charter requires that a majority of the Company's directors be Independent Directors. Independent Directors are not officers or employees of the Company or any of its affiliates; or officers, employees or affiliates of any lessee of property from the Company, any subsidiary of the Company, or any partnership that is an affiliate of the Company. Seven of the Company's nine directors are Independent Directors.

        The Company's Charter and Bylaws provide for three classes of directors, who serve staggered three-year terms expiring at the annual meeting of shareholders three years following their election.

        The Company's Board has nominated for election each of the three persons currently serving as Class II directors, whose terms are expiring at the 2003 annual meeting of shareholders. If elected, each of these persons will serve until the annual meeting of shareholders in 2006. Personal information regarding each of our nominees, and on each of the other directors who will continue to serve on the Company's Board following the annual meeting, is given below.

        The Company's Board of Directors met seven times during 2002. In 2002, each of the Company's Directors attended more than 75% of the aggregate number of applicable meetings of the Board of Directors and committees thereof.

        If a director nominee becomes unavailable to serve before the election, your proxy card authorizes the named proxies to vote for a replacement nominee if the Board names one.

Recommendation

        The Board of Directors recommends that you vote FOR the election of each of the following nominees for Class II directors:

NOMINEES FOR ELECTION AS CLASS II DIRECTORS
(TERMS EXPIRING IN 2006)

        MICHAEL S. STARNES, age 58, is President of MS Carriers, Inc., a truckload carrier in Memphis, Tennessee and a subsidiary of Swift Transportation. He has held this position since 1986. He has been a director of RFS since 1993.

Committees:    Audit

        JOHN W. STOKES, JR., age 65, was formerly the Vice Chairman of Morgan Keegan and Company, Inc., an investment firm, a position he had held from 1983 until 2001, when Morgan Keegan was acquired. He is a director of O'Charley's, Inc., a restaurant operator and formerly was a director of Morgan Keegan. He has been a director of RFS since 1993.

Committees:    Compensation

        RICHARD REISS, JR., age 58, is the founder and chairman of Georgica Advisors LLC, a New York based investment firm with public and private investments in the communications, media and entertainment industries, a position he has held since January 1997. From 1978 to 1996, Mr. Reiss served as managing partner of Cumberland Associates and its three investment funds. From 1970 to 1977, Mr. Reiss was the director of research at Shearson Hayden Stone, a predecessor company of Salomon Smith Barney. He also is a director of Grey Advertising, the Lazard Funds, Inc., O'Charley's, and is a trustee of the Manhattan Institute. He has been a director of RFS since October 1999.

Committees:    Audit, Nominating and Governance (Chairman)

INCUMBENT DIRECTORS—CLASS I
(TERMS EXPIRING IN 2004)

        BRUCE E. CAMPBELL, Jr., age 71, is a member of the Board of Directors and the Executive Committee of National Commerce Bancorporation, a national bank holding company. Mr. Campbell was the Chairman of National Commerce Bancorporation's Executive Committee from 1993 to 2000. Prior to 1993, Mr. Campbell was Chairman and Chief Executive Officer of National Commerce Bancorporation, positions he held since 1977. During such period, Mr. Campbell was also Chairman and Chief Executive Officer of National Bank of Commerce, Memphis, Tennessee, a wholly owned national banking subsidiary of National Commerce Bancorporation. He has been a director of RFS since 1993.

Committees:    Compensation (Chairman), Nominating and Governance

        H. LANCE FORSDICK, SR., age 63, was Chairman of the Board of RFS, Inc., former lessee of the Company's hotels, from 1974 until February 1996, when RFS, Inc. was acquired by Doubletree Corporation. Prior to 1974, Mr. Forsdick held various positions in the real estate and hotel development and management business. He has been a director of RFS since 1993.

Committees:    Audit (Chairman)

        RANDY CHURCHEY, age 42, has served as President and Chief Operating Officer of RFS since November 1999. From 1997 to 1999, he served as Senior Vice President and Chief Financial Officer of FelCor Lodging Trust, Inc., a hotel real estate investment trust. For approximately 15 years prior to joining FelCor, Mr. Churchey held various positions with Coopers & Lybrand, L.L.P., most recently serving as the Chairman of the Hospitality and Real Estate Practice of that firm for the Southwestern United States. He has been a director since July 2000.

Committees:    Directors' Compensation

INCUMBENT DIRECTORS—CLASS III
(TERMS EXPIRING IN 2005)

        ROBERT M. SOLMSON, age 55, is Chairman of the Board and Chief Executive Officer of RFS. He has been Chairman and Chief Executive Officer and a Board member since the Company's formation in 1993 and President from 1993 to February 1996 and from February 1998 to October 1998. He is also a director of Independent Bank and formerly was a director of Morgan Keegan and Company, Inc., an investment firm in Memphis, Tennessee, and National Commerce Bancorporation in Memphis, Tennessee. He is an ex-officio member of all board committees and is a member of the Directors' Compensation Committee.

        R. LEE JENKINS, age 73, was President of Plough, Inc. and Executive Vice President-Consumer Operations of Schering-Plough Corporation from 1976 through 1989. He is a director of National Commerce Bancorporation and has been a director of RFS since 1996.

Committees:    Nominating and Governance

        KARL MATTHIES, age 59, is the President of Bellagio Partners, a private investment management and consulting company. Prior to forming Bellagio in September 1999, he was the Senior Partner in charge of Consumer and Real Estate Investment Banking at Banc of America Securities. Mr. Matthies was a founding member of Montgomery Securities, Banc of America Securities' predecessor firm, where he held a variety of positions from 1971 to 1999. He has been a director of RFS since August 2001.

Committees:    Compensation

PROPOSAL 2
ELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has nominated PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2003. The Company has been advised by PricewaterhouseCoopers LLP that none of its members has any financial interest in the Company. Election of PricewaterhouseCoopers LLP will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the annual meeting. PricewaterhouseCoopers LLP or its predecessors have been the Company's independent auditors since 1993.

        A representative of PricewaterhouseCoopers LLP is expected to attend the annual meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation

        The Board of Directors unanimously recommends that you vote FOR the election of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

PROPOSAL 3
APPROVE THE EXTENSION OF THE COMPANY'S INCENTIVE PLAN

        The Company's 1993 Restricted Stock and Stock Option Plan (the "Incentive Plan") will expire on March 31, 2004. On January 29, 2003, the Board of Directors amended the Incentive Plan to extend its term until January 28, 2013. The amendment extending the term of the Incentive Plan was adopted by the Board of Directors subject to the approval of shareholders.

Reasons For and Effect of the Amendment

        The Board of Directors believes that the Incentive Plan furthers several important Company objectives. The Incentive Plan helps the Company attract and retain employees and other service providers whose ability and initiative is critical to the Company's success. The Incentive Plan also provides incentives to the individuals whose efforts contribute to the performance and success of the Company. Finally, the Incentive Plan helps align the interests of Participants with the interests of the Company's shareholders through Participants' increased stock ownership.

        The Board of Directors amended the Incentive Plan to extend its term so that the Incentive Plan will continue to be available to promote these important objectives. Without shareholder approval of the amendment at this meeting, the Incentive Plan will expire before shareholders have an opportunity to vote on a new plan or an extension of the Incentive Plan at the 2004 annual meeting.

Summary of the Incentive Plan

        Administration.    The Incentive Plan is administered as two separate plans, one that authorizes awards to officers and employees (the "Officers' Plan") and one that authorizes awards to directors (the "Directors' Plan"). The Officers' Plan is administered by the Compensation Committee of the Board of Directors. The Directors' Plan is administered by the Directors' Compensation Committee which is comprised of Robert M. Solmson and Randy L. Churchey. This summary uses the term "Administrator" to refer to the Compensation Committee or the Directors' Compensation Committee, as applicable.

        Eligibility.    Each employee or director of the Company or an affiliate of the Company or any other person whose efforts contribute to the Company's performance is eligible to participate in the Incentive Plan ("Participants"). The Administrator may from time to time grant stock options or stock awards to Participants. As of March 14, 2003, the class of Participants consisted of approximately 27 persons.

        Options.    The Incentive Plan authorizes the grant of options to buy Common Stock. Options granted under the Incentive Plan may be incentive stock options ("ISOs") or nonqualified stock options. An option entitles a Participant to purchase shares of Common Stock from the Company at the option price. The option price may be paid in cash, with shares of Common Stock, or with a combination of cash and Common Stock. The exercise price at which shares of Common Stock may be purchased pursuant to the exercise of an Option granted under the Incentive Plan shall be fixed by the Administrator at the time of grant; however, the price of an ISO must be equal to or greater than the Fair Market Value of the shares of Common Stock covered thereby. Options granted under the Incentive Plan will not be ISOs to the extent that the Fair Market Value of the shares of Common Stock with respect to which the Options first become exercisable in any year exceeds $100,000. Options may be exercised at such times and subject to such conditions as may be prescribed by the Administrator but the maximum term of an option is ten years.

        Stock Awards.    Participants also may be awarded shares of Common Stock pursuant to a stock award. A Participant's rights in a stock award may be nontransferable or forfeitable or both unless certain conditions prescribed by the Administrator are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated, performance-related objectives. The objectives may be stated with reference to the fair market value of the Common Stock or the Company's, a subsidiary's, or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, funds from operations or return on assets or other acceptable performance criteria. If a stock award is not immediately vested and nonforfeitable, it will be restricted, in whole or in part, for a period of at least one year.

        Share Authorization.    The Incentive Plan provides that up to 3,000,000 shares of Common Stock may be issued upon the exercise of options and the grant of stock awards. The Incentive Plan allocates the authorized shares between the Officers' Plan (up to 2,325,000 shares) and the Directors' Plan (up to 675,000 shares). The Incentive Plan further provides that no more than 770,000 shares of Common Stock may be granted as stock awards under the Officers' Plan and no more than 120,000 shares may be granted as stock awards under the Directors' Plan. On March 14, 2003, there were 419,701 shares of Common Stock available for issuance under the Officers' Plan and 149,500 shares of Common Stock available for issuance under the Directors' Plan. Please review "Equity Compensation Plan Information" below for certain information regarding any benefits derived by the Participants with respect to the Incentive Plan during 2002.

        The Incentive Plan provides that the aggregate share authorization and the terms of outstanding awards will be adjusted as the Compensation Committee deems appropriate in the event of a stock split, stock dividend, combination, reclassification or similar recapitalization of the Company.

        As described below, the Board of Directors amended the Incentive Plan, subject to the approval of shareholders, to increase the number of shares of Common Stock that may be issued under the Incentive Plan.

        As of March 14, 2003, the closing price of a share of Common Stock on the New York Stock Exchange was $8.98.

        Termination and Amendment.    No option or stock award may be granted and no performance shares may be awarded under the Incentive Plan after March 31, 2004, unless the current proposal to extend the term of the Incentive Plan to January 28, 2013 is approved by the Shareholders. The Board of Directors may amend or terminate the Incentive Plan at any time but an amendment will not become effective without Shareholder approval if the amendment (i) increases the number of shares of Common Stock that may be issued under the Incentive Plan, (ii) changes the eligibility requirements, or (iii) increases the benefits that may be provided under the Incentive Plan.

Certain Federal Income Tax Consequences

        In general, a Participant will not recognize taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO will be recognized in computing the Participant's alternative minimum taxable income. When a Participant disposes of shares acquired by exercise of an ISO, the Participant's gain (the difference between the sale price and the price paid by the Participant for the shares) will be taxed as capital gain if the Participant does not dispose of the shares within two years after the date of grant nor within one year after the date of exercise. If the holding period is not satisfied, the Participant generally will realize ordinary income in the year of the disqualifying disposition equal to the difference between the shares' exercise date value and the price paid by the Participant.

        In general, a Participant who receives a nonqualified stock option will not recognize income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option.

        A Participant who receives a stock award will recognize ordinary income on the first date that the shares of Common Stock are either transferable or not subject to a substantial risk of forfeiture. The amount of ordinary income recognized by the Participant will equal the shares' fair market value on that date, less any amount that the Participant paid for the shares. A Participant may recognize income, and have the amount of that income determined using the grant date fair market value of the shares, by filing an election with the Internal Revenue Service within thirty days after the grant.

        The employer (either the Company or its affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option or the vesting or transferability of a stock award. The amount of the deduction will be equal to the ordinary income recognized by the Participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction in an amount equal to the ordinary income recognized by the Participant on account of certain disqualifying dispositions of Common Stock acquired upon the exercise of an ISO.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limitation of $1,000,000 on the federal income tax deduction for compensation payable to each of the named executive officers in the table under "Executive Compensation." The limit does not apply to certain performance-based compensation paid under a plan that meets the requirements of the Code and regulations promulgated thereunder. Options and stock awards granted under the Incentive Plan would not satisfy those requirements.

Required Vote

        The approval of the amendment extending the term of the Incentive Plan requires an affirmative vote of the holders of at least a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy.

Recommendation

        The Board of Directors unanimously recommends that you vote FOR the proposal to authorize the amendment of the Incentive Plan to extend the term of the Incentive Plan to March 31, 2013.

PROPOSAL 4
APPROVE THE INCREASE IN SHARES UNDER THE INCENTIVE PLAN

        On January 29, 2003, the Board of Directors amended the Incentive Plan to increase the number of shares of Common Stock that may be issued upon the exercise of options and upon the grant of stock awards. The amendment increasing the Incentive Plan's share authorization was adopted by the Board of Directors subject to the approval of shareholders.

        Prior to amendment, the Incentive Plan authorized the issuance of up to 3,000,000 shares of Common Stock. Of that total share authorization, 2,325,000 shares were reserved for issuance under the Officers' Plan, of which no more than 770,000 shares could be issued as stock awards. The remaining 675,000 shares were reserved for issuance under the Directors' Plan, of which no more than 120,000 shares could be issued as stock awards.

        The amendment to the Incentive Plan authorizes the issuance of an additional 750,000 shares of Common Stock. Of the additional shares, 600,000 shares are reserved for the Officers' Plan and the remaining 150,000 shares are reserved for the Directors' Plan. The additional shares represent approximately 2.6% of the number of shares of Common Stock outstanding on March 14, 2003. If the shareholders approve the amendment, a total of 1,319,201 shares, or approximately 4.6% of the number of shares of Common Stock outstanding on March 14, 2003, will be available for issuance under the Incentive Plan. Please review "Equity Compensation Plan Information" below for certain information regarding any benefits derived by the Participants with respect to the Incentive Plan during 2002.

Reasons For and Effect of the Proposed Amendment

        The Board of Directors believes that the Incentive Plan furthers several important Company objectives. The Incentive Plan helps the Company attract and retain employees and other service providers whose ability and initiative is critical to the Company's success. The Incentive Plan also provides incentives to the individuals whose efforts contribute to the performance and success of the Company. Finally, the Incentive Plan helps align the interests of Participants with the interests of the Company's shareholders through Participants' increased stock ownership.

        The Board of Directors amended the Incentive Plan to increase its share authorization so that the Incentive Plan will continue to be available to promote these important objectives. There are currently 419,701 shares available for issuance under the Officers' Plan and 149,500 shares available for issuance under the Directors' Plan. For these reasons the Board of Directors determined that it is in the best interests of the Company and its shareholders to increase the maximum number of shares that may be issued under the Incentive Plan by 750,000 shares.

Summary of the Incentive Plan

        The more significant terms of the Incentive Plan and the federal income tax consequences of awards under the Incentive Plan are described above in connection with the amendment relating to the term of the Incentive Plan.

Required Vote

        The approval of the amendment to the Incentive Plan to increase the maximum number of shares of Common Stock that may be issued under the Incentive Plan requires an affirmative vote of the holders of at least a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy.

Recommendation

        The Board of Directors unanimously recommends that you vote FOR the proposal to authorize the amendment of the Incentive Plan to increase the number of shares of Common Stock available for grant under the Incentive Plan by 750,000 shares.

PROPOSAL 5
APPROVE THE RFS EMPLOYEE STOCK PURCHASE PLAN

        On September 1, 2001, the Board of Directors approved the RFS Hotel Investors, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons ("Participants") to participate in the future success of the Company and its Affiliates and to align their interests with those of the Company and its shareholders.

        The Company is seeking shareholder approval of the Purchase Plan, the material terms of which are described below.

Summary of the Purchase Plan

        Administration.    The Purchase Plan is administered and interpreted by the Compensation Committee of the Board of Directors. The Compensation Committee, in its discretion, may delegate to one or more persons or entities all or part of the Compensation Committee's authority and duties with respect to the Purchase Plan. The Compensation Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Compensation Committee's delegate or delegates that were consistent with the terms of the Purchase Plan. The term "Administrator" refers to the Compensation Committee or any delegate of the Compensation Committee.

        Eligibility.    Each employee of the Company or an affiliate (including a corporation that becomes an affiliate after the adoption of the Purchase Plan) is eligible to participate in the Purchase Plan as of the first day of each calendar quarter ("Date of Grant') that occurs on or after the six-month anniversary of such employee's commencement of employment. An Employee who has satisfied the eligibility requirements becomes a Participant by completing a form, prescribed by the Administrator, to authorize a deduction from his compensation ("Election Form") and returning it to the Administrator on or before the 15th day of the month preceding a Date of Grant ("Election Date"). As of March 14, 2003, the class of Participants consisted of approximately 30 persons. Please review "Equity Compensation Plan Information" below for certain information regarding any benefits derived by the Participants with respect to the Purchase Plan during 2002.

        Participants Account.    A payroll deduction shall be made from the compensation of each Participant for each payroll period. The amount of such deduction shall be the percentage specified by the Participant on his Election Form; provided that such percentage shall be in multiples of one percent and shall not exceed fifteen percent. A Participant's Election Form will continue to be effective, and amounts will be deducted from the Participant's compensation, until the Election Form is changed or the Participant withdraws from the Plan or his participation otherwise ends. A recordkeeping account shall be established for each Participant. All amounts deducted from a Participant's compensation shall be credited to his account. No interest will be paid or credited to the account of any Participant.

        Option Grants.    Each Participant on a Date of Grant shall be granted an Option as of that Date of Grant. The number of shares of Common Stock subject to such Option shall be determined by dividing the option price into the balance credited to the Participant's account as of the Date of Exercise next following the Date of Grant. Notwithstanding the preceding sentence, no Participant will be granted an Option as of any Date of Grant for more than a number of shares of Common Stock determined by dividing $6,250 by the fair market value of the Common Stock on the Date of Grant.

        Option Price.    The price per share for Common Stock purchased on the exercise of an Option shall be ninety percent of the fair market value of the Common Stock on the applicable Date of Exercise. The Compensation Committee may prescribe a different option price under the Purchase Plan provided that the option price cannot be less than (i) eighty-five percent of the fair market value of the Common Stock on the applicable Date of Grant or (ii) eighty-five percent of the fair market value of the Common Stock on the applicable Date of Exercise, whichever is less.

        Non-transferability.    Each Option granted under the Purchase Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

        Withdrawal and Termination of Employment.    A Participant may withdraw the payroll deductions credited to his account under the Purchase Plan by giving written notice to that effect to the Administrator at least thirty (30) days prior to the next Date of Exercise. In that event, all of the payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and no further payroll deductions will be made from his compensation until he submits a new Election Form to the Administrator. A Participant who has withdrawn his account may submit a new Election Form to the Administrator and resume participation in the Purchase Plan as of any subsequent Date of Grant, provided that the Administrator receives his Election Form before the applicable Election Date.

        If a Participant's employment with the Company and its Affiliates terminates for any reason other than death, his participation in the Purchase Plan shall cease as of the date of termination. The balance credited to the Participant's account as of the first day of the month following such termination of employment shall be paid to the Participant or, in the case of the Participant's death following his termination of employment, to his Beneficiary, as promptly as possible thereafter.

        If a Participant's employment with the Company and its Affiliates terminates on account of the Participant's death, his beneficiary may elect, by written notice received by the Administrator within thirty days of the Participant's death (but in all events before the Date of Exercise), to either (i) withdraw all of the payroll deductions credited to the Participant's account or (ii) to exercise the Option as of the Date of Exercise and receive whole shares of Common Stock along with cash for the value of any fractional shares.

        Stock Subject to Purchase Plan.    Upon the exercise of any Option the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) shares of Common Stock from its authorized but unissued Common Stock or outstanding Common Stock acquired by or on behalf of the Company in the name of the Participant. The maximum aggregate number of shares of Common Stock that may be issued or delivered under the Purchase Plan pursuant to the exercise of Options is 500,000 shares. The maximum number of shares as to which Options may be granted under the Purchase Plan and the terms of outstanding Options shall be adjusted as the Compensation Committee shall determine to be equitably required in the event of a stock dividend, stock split, or a combination, reclassification or similar recapitalization of the Company. Any determination made by the Compensation Committee shall be final and conclusive.

        Termination and Amendment.    No Option may be granted under the Purchase Plan more than ten years after the date the Purchase Plan is adopted by the Board of Directors. Options granted before that date shall remain valid in accordance with their terms. The Board of Directors may amend or terminate the Purchase Plan from time to time; provided, however, that no amendment or termination shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made or such termination occurs.

Certain Federal Income Tax Consequences

        In general, under Section 423 of the Code, a Participant will not recognize taxable income upon the grant or exercise of an Option under the Purchase Plan. A Participant will recognize income when he disposes of the shares acquired under the option. If the disposition does not occur within two years after the Date of Grant or within one year of the Date of Exercise, the Participant will recognize ordinary income equal to the lesser of (i) the excess of the sales proceeds over the option price or (ii) the excess of the shares' fair market value on the Date of Grant over the option price. Any additional gain will be treated as capital gain. If the Participant disposes of the shares before the end of the holding period, the Participant will recognize ordinary income equal to the excess of the fair market value of the shares on the Date of Exercise over the option price, with any additional gain taxed as capital gain.

        The employer (either the Company or its affiliate) generally will not be allowed a federal income tax deduction upon the Participant's exercise of an Option under the Purchase Plan. If the Participant disposes of the Common Stock acquired under the Purchase Plan before the end of the holding period, the Company will be allowed a deduction under the Code. The amount of the deduction will be equal to the ordinary income recognized by the Participant.

Required Vote

        The approval of the Purchase Plan to qualify under Section 423 of the code requires an affirmative vote of the holders of at least a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy.

Recommendation

        The Board of Directors unanimously recommends that you vote FOR the approval of Purchase Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The Company's Incentive Plan for employees, officers and directors provides for the grant of stock options to purchase a specified number of shares of common stock ("Options") and grants of restricted shares of common stock ("Restricted Stock"). Under the Plan, currently 2,325,000 shares of common stock, of which 650,000 shares may be Restricted Stock, are available for awards to the officers and key employees of the Company and 675,000 shares of common stock, of which 120,000 shares may be Restricted Stock, are available for awards to Directors of the Company who are not officers or employees. The Company has no equity compensation plans not approved by shareholders. The following sets forth the securities outstanding and available for grant under the Company's Incentive Plan:

	Securities issued under equity compensation plans	Weighted average price (1)	Number of securities under plans available for future issuance
Options issued under equity compensation plans approved by shareholders	1,327,998	$12.25	418,035
Restricted stock issued under equity compensation plans approved by shareholders	618,834	$13.28	151,166
Equity compensation plans not approved by shareholders

Total	1,946,832	Note (1)	569,201

(1)
For the option issuances, this represents the weighted average exercise price. For the restricted stock issuances, this represents the weighted average grant price.

        Under the Company's Incentive Plan and the Purchase Plan, the dollar value of benefits derived for the participants during 2002 were as follows:

	Incentive Plan (1)		Purchase Plan (2)
	Dollar Value ($)	Number of Shares	Dollare Value ($)	Number of Shares
Robert M. Solmson—Chairman of the Board and Chief Executive Officer			$2,778	2,227
Randall L. Churchy—President and Chief Operating Officer			2,778	2,227
Kevin M. Luebbers—Executive Vice President and Chief Financial Officer			2,778	2,227
Dennis M. Craven—Vice President and Chief Accounting Officer			667	463
Herb W. Cummings—Vice President			289	185
Craig T. Hofer—Vice President and Chief Information Officer
Executive Officers Group			9,290	7,329
Non-Executive Director Group	$620,690	290,500
Non-Executive Officer Employee Group			3,192	2,418

(1)
During 2002, only the seven non-executive directors received grants of stock awards under the Incentive Plan. The dollar value of the benefit derived by the participants is equal to the value of the Restricted Stock granted during 2002 and the value of each Option granted during 2002. During 2002, each non-executive director received 1,500 shares of Restricted Stock valued at $17,070 based on the fair market value of the Common Stock on the date of grant. In addition, each non-executive director received 40,000 Options, of which the value of each Option using the Black-Scholes option pricing model is $1.79 per Option.

(2)
The dollar value of the benefit derived by the participants is equal to the 10% discount on the RFS Common Stock purchased under the Purchase Plan. During 2002, no non-executive directors participated in the Purchase Plan.

DIRECTOR COMPENSATION

        Each director, except for Robert M. Solmson and Randy Churchey, received 1,500 restricted shares of Common Stock on January 1, 2002 and January 1, 2003, and such shares vest on December 31, 2002 and 2003, respectively. Upon joining the Board, each director who is not an employee of the Company also received 12,500 restricted shares of Common Stock, except H. Lance Forsdick, who received 7,500 shares, and Richard Reiss and Karl Matthies, who received 10,000 shares. All of the restricted shares of Common Stock are subject to certain restrictions on transfer prior to vesting. With the exception of the January 1, 2002 and 2001 grants of restricted shares of Common Stock which vest in one year, each non-employee director's rights in such shares of restricted Common Stock vest at the rates of either 20% or 33 1/3%, per year of service, beginning one year after the date of grant. Each director is entitled to vote and receive dividends declared with respect to the restricted shares of such Common Stock prior to vesting. In addition, each director who is not an employee of the Company received options to acquire 25,000, 10,000 and 40,000 shares of Common Stock in connection with three separate grants. The 25,000 options issued to Messrs. Campbell, Forsdick, Starnes and Stokes expired during 2002. The options to acquire 25,000 shares, for those directors who were granted such options and which have not expired, vest at a rate of 20% per year of service; and the options to acquire 10,000 and 40,000 shares vest at a rate of 33 1/3% per year of service, beginning one year after the date of grant. Any unvested restricted shares or options at the time a non-employee director ceases to be a director will be forfeited. In addition, the Company reimburses directors for their out-of-pocket expenses in connection with their service on the Board of Directors. The Directors do not receive annual or per meeting cash compensation.

CORPORATE GOVERNANCE

Board Committees

        The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be practicable at a full Board meeting. Each committee reviews the results of its meetings with the full Board.

Audit Committee

        The Board of Directors has established an Audit Committee, which consisted of Messrs. Campbell, Reiss and Stokes. The Board of Directors approved certain changes to members of the Audit Committee at its meeting on January 29, 2003. Effective January 29, 2003 for any subsequent meetings, the Audit Committee will be comprised of Messrs. Forsdick, Starnes and Reiss. Mr. Forsdick, an Independent Director, will be the Chairman of the Audit Committee and its "financial expert," as that term is defined by the Securities and Exchange Commission. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services, including audit and non-audit fees, provided by the independent public accountants, reviews the independence of the independent public accountants and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met four times in 2002, with all members attending 75% or more of the aggregate number of applicable meetings. The Audit Committee meets quarterly, before the release of the Company's quarterly earnings to the public, and includes within these meetings separate discussions with the independent public accountants, without the participation of the Company's management. Please review "Report of the Audit Committee" below for certain information regarding the Audit Committee's activities. The Audit Committee Charter was amended and restated on

January 29, 2003, a copy of which is attached hereto as Exhibit A and also can be found on the Company's website at www.rfshotel.com.

Compensation Committee

        The Board of Directors has established a Compensation Committee, which, prior to January 29, 2003, consisted of Messrs. Campbell, Jenkins and Starnes. Mr. Solmson and Mr. Churchey act as a special Board Compensation Committee for the purpose of awarding compensation and benefits to Independent Directors. The Board of Directors approved certain changes to members of the Compensation Committee at its meeting on January 29, 2003. Effective January 29, 2003, the Compensation Committee will be comprised of Messrs. Campbell, Stokes and Matthies. Mr. Campbell will be the Chairman of the Compensation Committee. The Compensation Committee determines compensation for the Company's executive officers and administers the Incentive Plan as it relates to executive officers and key employees. The Compensation Committee met one time in 2002, and all members were present. A copy of the Compensation Committee Charter can be found on the Company's website at www.rfshotel.com.

Nominating and Governance Committee

        On January 29, 2003, the Board of Directors approved the charter of, and thereby established, the Nominating and Governance Committee. A copy of the Nominating and Governance Committee Charter can be found on the Company's website at www.rfshotel.com. The Board of Directors approved Messrs. Reiss, Jenkins and Campbell as members of the Nominating and Governance Committee, and Mr. Reiss will serve as Chairman of the Nominating and Governance Committee.

        The Nominating and Governance Committee is appointed by the Board: (1) to assist the Board in identifying qualified individuals to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to oversee the governance of the Corporation including recommending to the Board Corporate Governance Guidelines for the Corporation; (3) to lead the Board in its annual review of the Board's performance; and (4) to recommend director nominees for each of the Board's committees.

        The Nominating and Governance Committee's objectives shall include serving as an independent and objective party to identify and nominate qualified candidates for director and board committee placement; nominating members for each of the Board's committees; taking a leadership role in shaping the Corporation's corporate governance; and overseeing the evaluation of the Board and management.

        The Nominating and Governance Committee shall meet as often as may be deemed necessary or appropriate in its judgment and in the judgment of the Board. The Chairman or a majority of the members of the Nominating and Governance Committee may call meetings of the Committee upon reasonable notice to all members of the Committee. The Committee shall meet at such a time and place to allow for the timely presentment of any nominees to the Board for consideration. Following each meeting, the Nominating and Governance Committee shall report to the Board at the next regularly scheduled Board meeting, or sooner, as circumstances may dictate.

Corporate Governance Guidelines

        On January 29, 2003, the Company adopted Corporate Governance Guidelines to formally establish a framework for the Board of Directors. It addresses such items as Director qualifications, responsibilities, committees, access to officers and employees, compensation, orientation and continuing education, self-evaluation and evaluation of management's performance and succession planning. A copy of the Corporate Governance Guidelines can be found on the Company's website at www.rfshotel.com.

Codes of Business Conduct and Ethics

        On January 29, 2003, the Company adopted a Code of Business Conduct and Ethics for its employees, officers and directors of the Company that covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles to guide all employees, officers and directors of the Company. All of the Company's employees, officers and directors must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. Those employees, officers and directors who violate the standards set forth in this Code will be subject to disciplinary action. The Code may also be provided to the Company's agents and representatives, including consultants. A copy of the Code of Business Conduct and Ethics can be found on the Company's website at www.rfshotel.com.

        On January 29, 2003, the Company also adopted a Code of Ethics for its Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer and Chief Accounting Officer (the "Code of Ethics"). It is Company policy that these executives adhere to and advocate the highest principles governing their professional and ethical conduct. The Code of Ethics covers a wide range of business practices and procedures. It is supplemented by the Code of Business Conduct and Ethics described above. A copy of the Code of Ethics can be found on the Company's website at www.rfshotel.com.

        With respect to any amendment to, or a waiver from, any provision of the Company's Codes of Business Conduct and Ethics, as described above, that applies to the officers noted above, and that relates to any standards that are reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the Codes of Business Conduct and Ethics; and (v) accountability for adherence to the Codes of Business Conduct and Ethics, the Company intends to post information about such amendment or waiver on its website at www.rfshotel.com.

OFFICERS OF RFS

        The current officers of RFS, their ages, positions held and tenure are as follows:

Name	Age	Position(s) With RFS	Officer Since
Robert M. Solmson	55	Chairman of the Board and Chief Executive Officer	1993
Randy L. Churchey	42	President and Chief Operating Officer	1999
Kevin M. Luebbers	36	Executive Vice President and Chief Financial Officer	2000
Dennis M. Craven	31	Vice President and Chief Accounting Officer	2001
Herb W. Cummings	60	Vice President, Renovation and Design	1999
Craig Hofer	43	Vice President and Chief Information Officer	1995
Elizabeth A. McNeill	42	Vice President, General Counsel and Secretary	2002

Business Experience of Officers

        Information concerning the business experience of Mr. Solmson and Mr. Churchey is set forth under "Election of Directors".

        Kevin M. Luebbers, age 36, is our Executive Vice President and Chief Financial Officer. Prior to joining us in July 2000, Mr. Luebbers was Senior Vice President of Planning and Investment Analysis for Hilton Hotels Corporation from January 1996 through June 2000. Prior to joining Hilton, he held various positions with the Prudential Realty Group, a division of the Prudential Insurance Company of America, where he specialized in hotel asset management.

        Dennis M. Craven, age 31, is our Vice President and Chief Accounting Officer. He served as our Vice President and Controller from November 2000 through January 2002. From 1993 to 2000, he worked for PricewaterhouseCoopers, where he was a senior manager in their Assurance and Business Advisory Services group. Throughout his career in public accounting, he specialized in the hospitality and financial services industries.

        Herb W. Cummings, age 60, has served as our Vice President, Renovation and Design since October 1999. Previously, he was senior project manager and Vice President of Construction with Bristol Hotels and Resorts from June 1998 until October 1999 and held various similar positions with Davidson Hotel Company from 1995 to 1998 and United Inns, Inc. from 1979 to 1995.

        Craig T. Hofer, age 43, is our Vice President and Chief Information Officer. He also serves as President of Centrafuse, Inc., our wholly owned subsidiary engaged in the sale of hotel accounting services over the Internet, since November 1999. Since July 1995, he has held various positions with us, including Vice President of Financial Planning.

        Elizabeth A. McNeill, age 42, is our Vice President, General Counsel and Secretary. Prior to joining us in April 2001, Ms. McNeill held various positions with Medshares, a health care provider, most recently serving as Senior Vice President and General Counsel. Prior to joining Medshares in 1993, Ms. McNeill was a partner in Wolff Ardis PC, a Memphis law firm specializing in commercial litigation.

        The executive officers of the Company are elected annually by the Company's Board. Any officer or agent of the Company may be removed by the Company's Board, but such removal will not prejudice any contractual rights of the person removed.

        There are no family relationships among the executive officers. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was selected.

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

        The following table shows how much RFS Common Stock was beneficially owned on March 14, 2003, by each executive officer, each non-employee director and nominee, and all directors and executive officers, as a group. Unless otherwise indicated, each person owns directly the shares shown after his name in the following table:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class
Executive Officers and Inside Directors:
Robert M. Solmson (1)	886,693	2.9%
Randy L. Churchey (2)	264,146	*
Kevin M. Luebbers (3)	151,868	*
Dennis M. Craven (4)	11,301	*
Herb W. Cummings (5)	40,423	*
Craig T. Hofer (6)	67,435	*
Non-Employee Directors:
Bruce E. Campbell, Jr. (7)	81,334	*
H. Lance Forsdick, Sr. (8)	541,419	1.8%
Michael S. Starnes (9)	72,834	*
John W. Stokes, Jr. (10)	78,314	*
R. Lee Jenkins (11)	83,834	*
Richard Reiss, Jr. (12)	104,834	*
Karl Matthies (13)	57,134	*
All directors and executive officers as a group (13 persons)	2,441,569	7.9%

*
Represents less than one percent

(1)
Includes 7,086 shares issuable to a trust of which Mr. Solmson's children are beneficiaries and over which Mr. Solmson has sole investment and voting power, upon the exercise of rights to redeem units of partnership interest in RFS Partnership, L.P. for shares of common stock (the "Redemption Rights"). Also includes (i) 11,500 shares owned by trusts for the benefit of his children, (ii) 15,500 shares owned by his children, (iii) 10,000 shares owned by his wife, (iv) 50,000 shares of restricted common stock which vest in 2004 (subject to the satisfaction of certain performance criteria), and (v) 208,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Solmson is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(2)
Includes (i) 80,000 shares of restricted common stock, which vest at a rate of 10,000 shares in each of January 2004 and 2005, and 60,000 shares in January 2006 (subject to the satisfaction of certain performance criteria), and (ii) 116,667 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Churchey is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(3)
Includes 4,000 shares of restricted common stock that vest in July 2003. Also includes (i) 60,000 shares of restricted common stock, which vest at a rate of 7,500 shares in each of January 2004 and 2005, and 45,000 shares in January 2006 (subject to the satisfaction of certain performance criteria), and (ii) 50,001 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Luebbers is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(4)
Includes (i) 667 shares of restricted common stock, which vest on November 20, 2003, and (ii) 8,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Craven is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(5)
Includes (i) 1,666 shares of restricted common stock, which vest on January 1, 2004, and (ii) 33,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Cummings is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(6)
Includes 58,335 shares issuable pursuant to exercisable stock options.

(7)
Includes (i) 1,500 shares of restricted common stock, which vest on December 31, 2003, (ii) 10,000 shares owned by Mr. Campbell's wife, and (iii) 3,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Campbell is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(8)
Includes (i) 1,500 shares of restricted common stock, which vest on December 31, 2003, (ii) 20,573 shares issuable to Mr. Forsdick upon exercise of his redemption rights, (iii) 20,585 shares owned by Mr. Forsdick's wife, and (iv) 3,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Forsdick is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(9)
Includes (i) 1,500 shares of restricted common stock, which vest on December 31, 2003, and (ii) 3,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Starnes is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(10)
Includes (i) 1,500 shares of restricted common stock, which vest on December 31, 2003, (ii) 5,000 shares owned by Mr. Stokes' wife, and (iii) 3,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Stokes is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(11)
Includes (i) 1,500 shares of restricted common stock, which vest on December 31, 2003, and (ii) 28,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Jenkins is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(12)
Includes (i) 4,000 shares of restricted common stock that will vest at a rate of 2,000 shares in each of October 2003 and 2004, (ii) 1,500 shares of restricted common stock, which vest on December 31, 2003, and (iii) 18,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Reiss is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

(13)
Includes (i) 6,667 shares of restricted common stock that vest at a rate of 3,333 and 3,334 shares in August 2003 and 2004, respectively, (ii) 1,500 shares of restricted common stock, which vest on December 31, 2003, (iii) 22,100 shares held in trusts, and (iv) 8,334 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Matthies is entitled to vote and receive distributions with respect to unvested shares of restricted common stock.

PRINCIPAL STOCKHOLDERS

        The following table shows the beneficial ownership of RFS Common Stock on March 14, 2003 by each person known to the Company to beneficially own more than 5% of its Common Stock.

	Common Stock
Name and Address of Beneficial Owner	Nature of Beneficial Ownership	Percent of Class (1)
Deutsche Bank AG (Note 2) Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	2,251,000	7.3%
AXA Financial, Inc. (Note 3) 1290 Avenue of the Americas 11th Floor New York, NY 10104	1,794,325	6.3%

(1)
Based on shares outstanding on March 14, 2003.

(2)
Based solely upon information contained in Schedule 13G dated February 10, 2003 and filed with the SEC on such date, Deutsche Bank AG reported that it has sole voting power with respect to 2,251,000 shares, sole dispositive power with respect to 1,910,400 shares and shared dispositive power with respect to 331,800 shares of Common Stock.

(3)
Based solely upon information contained in Schedule 13G dated February 12, 2003 and filed with the SEC on such date, AXA Financial, Inc. reported that it has sole voting power with respect to 1,580,725 shares, shared voting power with respect to 13,550 shares, sole dispositive power with respect to 1,528,225 shares and shared dispositive power with respect to 266,100 shares of Common Stock.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of three "independent directors" as required and defined under the current New York Stock Exchange listing standards. The Audit Committee provides assistance to the Company's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the directors, the independent auditors and the financial management of the Company. The Amended and Restated Audit Committee Charter was approved on January 29, 2003 and is attached as Exhibit A and can be found on the Company's website at www.rfshotel.com. The Audit Committee has met with the Company's independent auditors and management to discuss the duties and responsibilities imposed by the charter.

        Management has the primary responsibility for the Company's financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles. In fulfilling our oversight responsibilities, the audit committee reviewed the audited financial statements to be included in the Annual Report on Form 10-K with management and with PricewaterhouseCoopers LLP, the Company's independent auditors, including discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The audit committee reviewed and discussed with the independent auditors their judgments as to the quality of the Company's accounting principles and the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

        In addition, the audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) of the American Institute of Certified Public Accountants, and we have had discussions with PricewaterhouseCoopers LLP regarding their independence. We have considered the non-audit services provided by PricewaterhouseCoopers LLP during the year and believe that the services do not in any way impair their independence.

        Based on the reviews and discussions referred to above, we recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. We recommended, and the Board approved, the nomination of PricewaterhouseCoopers LLP, as the Company's independent auditors for the fiscal year ending December 31, 2003, subject to shareholder approval.

        This report has been furnished by the members of the Audit Committee as of January 29, 2003.

Audit Committee
Bruce E. Campbell (Chairman) John W. Stokes, Jr. Richard Reiss, Jr.

        The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

        The Compensation Committee is responsible for setting and administering compensation policies, fixing salaries, awarding performance bonuses and determining awards of restricted stock and grants of stock options under the Plan to officers and key employees. The Compensation Committee of the Board of Directors is comprised of three Independent Directors of the Company.

        The Compensation Committee believes that executive compensation should be, primarily, market based, but should also be flexible enough to attract and retain performers with the necessary skills to achieve and promote the Company's business strategies. In establishing the base salaries of the executives, the Compensation Committee considered several factors including (a) the responsibilities of each officer, (b) each officer's experience, (c) the salaries of officers with similar responsibilities at real estate companies and other REITs in general, (d) the competitive market that exists for personnel with the experience and skill sets of the Company's officers, and (e) the responsibilities of each officer in light of the size, scope and geographic dispersion of the Company's asset base. No increases in base compensation were given to the Company's officers and key employees in 2003.

        Annual bonuses for certain of the officers are based on the attainment of annual funds from operations per share goals, achieving other strategic goals or at the discretion of the Compensation Committee. As a result of the Company's failure to achieve its targeted goals in 2001, no bonuses were paid for 2001 to Robert M. Solmson, Randy L. Churchey or Kevin M. Luebbers. Bonuses for 2002 were awarded by the Compensation Committee based on the above criteria.

        In addition, the Compensation Committee believes incentive compensation should provide a meaningful portion of the Executive's total compensation. In addition to the annual base cash compensation and cash bonus, each of the officers and key employees may be provided other incentive compensation, including, but not limited to, grants of stock options and shares of restricted Common Stock, in accordance with rules and criteria established by the Compensation Committee.

        The Compensation Committee approved the 2003 annual base cash compensation and 2002 annual cash bonus for each of the officers and key employees as follows:

	2003 Annual Base Cash Compensation	2002 Annual Cash Bonus
Robert M. Solmson	$295,000	$110,625
Randy L. Churchey	285,000	106,875
Kevin M. Luebbers	220,000	82,500
Craig T. Hofer	160,000	8,000
Dennis M. Craven	130,000	41,000
Herb W. Cummings	130,000	26,000

Other Incentive Compensation

        The Compensation Committee believes that grants of restricted Common Stock and options should reward officers and key employees for sustaining increases in shareholder value over an extended period, consequently, the restricted Common Stock and options are exercisable at a rate of 20% to 33 1/3% per year and expire if the officers or key employees leave the Company voluntarily or are discharged for cause.

        In 2002, no grants of restricted Common Stock or options to acquire Common Stock were made to officers or key employees.

        On January 1, 2001, the Compensation Committee approved the grant of 75,000, 100,000, 75,000 and 5,000 shares of restricted Common Stock to Messrs. Solmson, Churchey, Luebbers and Cummings, respectively. The restricted Common Stock vests over three years for Mr. Solmson and five years for Messrs. Churchey and Luebbers and is subject to the satisfaction of certain performance criteria. Mr. Cummings' restricted Common Stock vests ratably over three years. Information concerning the vesting of the restricted Common Stock is set forth under "Director and Officer Stock Ownership."

        In 2001 and 2000, the Compensation Committee approved aggregate grants of 260,000 and 14,000 shares of restricted Common Stock to officers and key employees, respectively. Also in 2001 and 2000, respectively, the Compensation Committee approved aggregate grants of 537,500 and 50,000 options to acquire Common Stock to officers and key employees, respectively. These grants were issued at an exercise price equal to the closing price of the Common Stock on The New York Stock Exchange on the date of grant.

        The Company maintains a 401(k) Plan, health insurance and other benefits generally available to all employees. The Company also maintains a deferred compensation plan that is available only to directors, officers and key employees. The Company makes no matching or other contributions to the deferred compensation plan, other than the payment of its operating and administrative expenses.

        This report has been furnished by the members of the Compensation Committee as of January 29, 2003.

Compensation Committee
Bruce E. Campbell, Jr. (Chairman) R. Lee Jenkins Michael S. Starnes

EMPLOYMENT AGREEMENTS

        Messrs. Solmson, Churchey, Luebbers and Hofer entered into employment agreements (the "Employment Agreements") with RFS. Each Employment Agreement provides for a three-year term that is renewed for a new three-year term at the end of each year.

        Under the Employment Agreements, in 2003 Messrs. Solmson, Churchey, Luebbers and Hofer will receive base salaries in the amounts of $295,000, $285,000, $220,000 and $160,000 respectively. In addition, the Employment Agreements provide that each is entitled to a cash bonus payable on or before April 1, 2004 at the discretion of the Compensation Committee. In addition, each may receive other incentive compensation, including but not limited to, grants of stock options and shares of restricted Common Stock.

        Under each Employment Agreement, termination without cause or for death or disability requires a payment to the officers of their annual base salary for the remainder of the three-year term. In the event of voluntary termination or termination with cause, the officer will remain subject to the noncompete clause in the Employment Agreement (described below) but will receive no compensation subsequent to termination. Termination with cause includes the officer's conviction of a crime involving some act of dishonesty or moral turpitude, theft or embezzlement or malicious infliction of damage to the Company's property or business opportunity, material and intentional breach of the noncompete covenant, continuous neglect of duties or refusal to follow unambiguous duly adopted written direction of the Board of the Company or abuse of alcohol, drugs or other substances.

        Each Employment Agreement terminates upon the death or disability of the officer, and the officer is entitled to certain benefits in the event of a termination resulting from disability. Each Employment Agreement provides that, in the event of a termination of the officer's employment for cause or the officer's voluntary termination, the officer may not own any interest in a hotel property other than properties owned by the Company or manage or in any other capacity engage in the acquisition, development, operation or management of any hotel property located within 20 miles of any hotel property owned by the Company at the time of termination for a period of two years.

        Under each Employment Agreement, in the event of the Company's termination of an officer's employment or the officer's resignation for good reason ("Good Reason"), as defined below, following a change in control of the Company, as defined below ("Change of Control"), the officer will be entitled to a cash amount equal to the sum of: (i) three times the officer's annual base salary for the year in which the change of control occurs, plus (ii) three times the average annual cash bonus for the preceding three fiscal years (no fiscal year for which no base salary or cash bonus is earned or paid shall be considered). In addition, if the excise tax on "excess parachute payments", as defined in section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), will be imposed on the officer under Code section 4999 as a result of a Change of Control payment or any other payment, benefit or compensation which the officer receives or has the right to receive from the Company or any of their affiliates, the Company will indemnify the officer and hold him harmless against all claims, losses, damages, penalties, expenses and excise taxes. In addition, any unvested stock options or restricted stock granted to the officer under the Plan will vest and become immediately exercisable upon a Change of Control.

        A Change of Control is generally defined in the Employment Agreements to mean (i) the acquisition by any person of securities representing 50% or more of the Company's outstanding voting securities, (ii) a change in the majority of the Board of Directors of the Company, unless the change is previously approved by at least 80% of the members of the Board of Directors of the Company, (iii) the merger of the Company with another company where immediately after such merger, the persons holding a majority of the combined voting power of the then-outstanding securities of the Company prior to the merger hold less than a majority of the combined voting power of such company, (iv) the sale by the Company of all or substantially all of its assets to another company or person where immediately after such sale, the persons holding a majority of the then-outstanding securities of the Company prior to the sale hold less than a majority of the combined voting power of the Company, (v) the sale or transfer by the Company to a non-affiliated business of the operations or assets that generated at least two-thirds of the consolidated revenues of the Company and its subsidiaries for the prior four quarters, and (vi) the filing of a Form 8-K by the Company with the SEC disclosing that a change in control has occurred. For purposes of the Employment Agreements, "Good Reason" is generally defined as (i) a change in the officer's status, position or responsibilities that does not represent a promotion, (ii) a reduction in the officer's base salary or bonus, (iii) a required relocation to a location more than thirty miles away from the Company's principal executive offices, (iv) failure to continue to provide benefits to the officer substantially similar to those specified in the Employment Agreement, or (v) the failure of the Company to assume the Employment Agreement following a Change of Control.

EXECUTIVE COMPENSATION TABLES

        The following tables show the compensation of the Company's Chief Executive Officer and the five other most highly paid executives. See the Compensation Committee Report for an explanation of our compensation philosophy.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
			Annual Compensation
					Restricted Stock Awards (4)($)		Securities Underlying Options (#)
Name and Principal Position	Year		Salary	Bonus
Robert M. Solmson Chairman of the Board and Chief Executive Officer	2002 2001 2000		$295,000 285,000 260,000	$110,625 195,000	$979,688	(5)	150,000
Randy L. Churchey President and Chief Operating Officer	2002 2001 2000	(1)	$285,000 275,000 235,415	$106,875 187,500	$1,306,250	(5)	150,000
Kevin M. Luebbers Executive Vice President and Chief Financial Officer	2002 2001 2000	(2)	$220,000 210,000 95,000	$82,500 71,250	$979,688 132,750	(5) (6)	100,000 50,000
Dennis M. Craven Vice President and Chief Accounting Officer	2002 2001 2000	(3)	$130,000 103,000 11,110	$41,000 20,000 7,000	$26,250	(7)	25,000
Herb W. Cummings Vice President, Renovation and Design	2002 2001 2000		$130,000 126,000 120,000	$26,000 20,000 90,000	$65,313	(5)	50,000
Craig T. Hofer Vice President and Chief Information Officer	2002 2001 2000		$160,000 156,000 150,000	$8,000 20,000 15,000			25,000

(1)
On July 26, 2000, Mr. Churchey's annual salary was increased to $250,000 from $225,000.

(2)
For the period July 1, 2000 (date of hire) to December 31, 2000.

(3)
For the period November 20, 2000 (date of hire) to December 31, 2000.

(4)
At December 31, 2002, an aggregate of 375,500 shares of restricted Common Stock subject to vesting were held by the named officers, with an aggregate value of all vested and unvested restricted Common Stock at such date (based on the closing market price of the Common Stock at December 31, 2002 of $10.86) of $4,077,930 as follows: Mr. Solmson, 149,000 shares valued at $1,618,140; Mr. Churchey, 125,000 shares valued at $1,357,500; Mr. Luebbers, 87,000 shares valued at $944,820; Mr. Craven, 2,000 shares valued at $21,720; Mr. Cummings, 5,000 shares valued at $54,300 and Mr. Hofer, 7,500 shares valued at $81,450. Prior to vesting, the recipients are entitled to vote and receive distributions with respect to unvested shares of restricted Common Stock. Once vested, the stock is no longer restricted.

(5)
On January 1, 2001, 75,000, 100,000, 75,000, and 5,000 shares of restricted Common Stock were granted to Mr. Solmson, Mr. Churchey, Mr. Luebbers and Mr. Cummings subject to vesting. The value is based on the closing market price of the Common Stock on the date granted of $13.0625.

(6)
In 2000, 12,000 shares of restricted Common Stock were granted to Mr. Luebbers, subject to vesting at a rate of 33 1/3% per year starting in each of July 2001, 2002 and 2003. The value is based on the closing market price of the Common Stock on the date granted of $11.0625.

(7)
In 2000, 2,000 shares of restricted Common Stock were granted to Mr. Craven, subject to vesting at a rate of 33 1/3% per year starting in each of November 2001, 2002 and 2003. The value is based on the closing market price of the Common Stock on the date granted of $13.125.

        The officers receive health and disability insurance benefits which do not exceed 10% of their respective salaries. These benefits are also made available to other employees of the Company.

OPTION GRANTS IN 2002

        There were no option grants made to any named officer in 2002.

        There were no options exercised by any named officer in 2002. The value of such officers' unexpired options to purchase the Company's Common Stock at December 31, 2002 is as follows:

	Number of Securities Underlying Unexercised Options at December 31, 2002
			Value of Unexercised In-the-Money Options at December 31, 2002(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert M. Solmson	208,334	100,000
Randy L. Churchey	116,667	100,000
Kevin M. Luebbers	50,001	83,332
Dennis M. Craven	8,334	16,666
Herb W. Cummings	33,334	33,333
Craig T. Hofer	58,335	16,666	$6,000

(1)
Based on the difference between the option exercise price and the closing sales prices for the Common Stock on the New York Stock Exchange on December 31, 2002, which was $10.86 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies furnished to the Company and representations from the officers and directors, the Company believes that all section 16(a) filing requirements for the year ended December 31, 2002 applicable to its officers, directors and greater than ten percent (10%) beneficial owners were satisfied.

        Based on representations from the officers and directors, the Company believes that no other Form 5 for directors, officers and greater than ten percent (10%) beneficial owners were required to be filed with the SEC for the period ended December 31, 2002.

STOCK PERFORMANCE GRAPH

        Annual total returns to RFS shareholders are shown in the performance graph below. The graph compares the yearly percentage change in the Company's shareholder return on the Common Stock for the period December 31, 1997 through December 31, 2002, with the changes in the Standard and Poor's 500 Stock Index (the "S&P 500 Index"), the Russell 2000 Index and the SNL Securities Hotel REIT Index for the same period, assuming a base share price of $100 for the Common Stock and each index for comparison purposes. Total return equals appreciation in stock price plus dividends paid, and assumes that all dividends are reinvested. The performance graph is not necessarily indicative of future investment performance.

        The Hotel REIT Index is comprised of fourteen publicly traded REITs which focus on investments in hotel properties.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
RFS Hotel Investors, Inc.	100.00	67.07	64.66	91.75	87.48	90.33
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
Russell 2000	100.00	97.45	118.17	114.60	117.45	93.39
SNL Hotel REITs	100.00	49.44	38.40	54.94	51.37	50.68

ADDITIONAL INFORMATION

Other Business

        The Company's Board does not intend to bring, and knows of no one intending to bring, any matter before the annual meeting other than voting with respect to (i) the director nominees, (ii) the independent auditors, (iii) approval of the extension of the term of the Company's Share Incentive Plan, (iv) approval of the increase in shares available under the Company's Share Incentive Plan and (v) approval of the RFS Employee Stock Purchase Plan. If any other matter is properly brought before the meeting, the persons named as proxies will vote them in their discretion.

Outstanding Shares

        On March 14, 2003, approximately 9,500 shareholders of record held a total of 28,516,733 shares of RFS Common Stock. Each share of Common Stock is entitled to one vote.

Annual Report

        The Company's Form 10-K and this Proxy Statement are enclosed with the Company's 2002 Annual Report to Shareholders.

How We Solicit Proxies

        In addition to this mailing, the Company's employees may solicit proxies personally, electronically, or by telephone. The Company pays the costs of soliciting the proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions. In addition, the Company has retained Georgeson Shareholder to solicit proxies on behalf of the Company at a fee of $6,500, plus out of pocket expenses.

Shareholder Proposals for 2004

        The Board of Directors will make provision for presentation of appropriate proposals by shareholders at the 2004 annual meeting of shareholders, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC. Shareholder proposals intended to be submitted for presentation at the 2004 annual meeting of shareholders of the Company must be in writing and must be received by the Company at its executive offices on or before December 1, 2003 for inclusion in the Company's proxy statement for the 2004 annual meeting, or no more than ninety (90) days and no less than sixty (60) days before the anniversary of the annual meeting, if the shareholder proposal is not intended to be included in the Company's proxy materials for the 2004 annual meeting.

Independent Public Accountants

        The firm of PricewaterhouseCoopers LLP has served as auditors for the Company during 2002 and will serve in that capacity for 2003, subject to shareholder approval. A representative of the auditors is expected to be at the Company's 2003 Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if desired.

        The SEC's proxy rules require that the Company disclose all fees billed to the Company from PricewaterhouseCoopers LLP pertaining to the past fiscal year. The Company has included a comparison of fees paid to PricewaterhouseCoopers LLP for 2002 and 2001 as follows:

	2002	2001
Audit fees	$163,000	$158,000
Tax planning and compliance	105,000	141,000
Other fees	114,000	88,000

Total fees	$382,000	$388,000

        Fees for the review of financial statements included in the quarterly reports on Form 10-Q are included in audit fees. The primary component of other fees for each of 2002 and 2001 are primarily costs associated with the Company's issuance of $125 million of senior notes in February 2002. The Company paid no fees to PricewaterhouseCoopers LLP related to financial information systems design and implementation in 2002 or 2001.

Questions

        If you have questions or need more information about the annual meeting, you may write to:

    Corporate Secretary
    RFS Hotel Investors, Inc.
    850 Ridge Lake Blvd., Suite 300
    Memphis, TN 38120

or call us at 901-767-7005 and ask for shareholder communications.

        We also invite you to visit the Company's Internet site at www.rfshotel.com

Exhibit A

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
January 29, 2003

        Pursuant to Tennessee Code Annotated 48-18-206 and Article V of the Bylaws of RFS Hotel Investors, Inc., a Tennessee corporation (the "Corporation"), the following shall constitute the Amended and Restated Audit Committee Charter (the "Charter") of the board of directors of the Corporation:

I.    ORGANIZATION

        There shall be constituted a standing committee of the board of directors of the Corporation (the "Board") to be known as the audit committee (the "Audit Committee").

II.    COMPOSITION AND SELECTION

        The Audit Committee shall be comprised of three or more directors. All members of the Audit Committee shall be Independent Directors of the Corporation and shall have no relationship to the Corporation that, in the determination of the Board, may interfere with the exercise of their independence from the Corporation and its management. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange as then in effect.

        All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices in compliance with the rules of the New York Stock Exchange. Moreover, at least one member of the Committee must be a financial expert as such term is defined by the Securities and Exchange Commission (the "SEC"). If this requirement is not met within the time period designated by the SEC, then the Company must disclose that fact and explain why it does not have a financial expert on the Audit Committee. No member of the Audit Committee may serve on the audit committees of more than three public companies.

        The members of the Audit Committee shall be appointed by the Board, on the recommendation of the Nominating & Governance Committee, and may be removed by the Board. The Board shall designate one of the members of the Audit Committee to serve as Chairman of the committee. The members of the Audit Committee shall serve for one year or until their successors are duly elected and qualified.

        The duties and responsibilities of Audit Committee members contained herein shall be in addition to those duties otherwise required for members of the Board. The Secretary of the Corporation shall serve as the Secretary of the Audit Committee.

III.    STATEMENT OF PURPOSE

        The primary function of the Audit Committee shall be to assist the Board in discharging its oversight responsibilities relating to the accounting, reporting, and financial practices of the Corporation and its subsidiaries by monitoring: (1) these practices, generally; (2) the integrity of the financial statements and other financial information provided by the Corporation to any governmental body or the public; (3) the Corporation's compliance with legal and regulatory requirements; (4) the independent auditor's qualifications and independence; and (5) the performance of the Corporation's independent auditors and internal audit functions. In so doing, the Audit Committee shall use its best efforts to maintain free and open means of communication between the Board, the independent auditors and the financial management of the corporation.

        The Audit Committee shall prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

IV.    COMMITTEE OBJECTIVES

        The Audit Committee's primary objectives include, but are not limited to, providing an independent, direct and open avenue of communication among the Corporation's independent accountants, management, those performing the internal audit function, and the Board; serving as an independent and objective party to review the Corporation's financial reporting processes and internal control systems; overseeing with management the reliability and integrity of the Corporation's accounting policies and financial reporting and disclosure practices; reviewing and considering the work of the Corporation's independent accountants and internal audit function; reviewing the adequacy of the staffing and the qualifications of those individuals performing the internal audit function; and reviewing whether available technology is being used to maximize the efficiency and effectiveness of the internal audit function.

V.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

        In carrying out its responsibilities, the Audit Committee shall maintain the flexibility to react to changing conditions, and may adopt such policies and procedures as it shall deem appropriate to provide assurance to the directors and shareholders of the Corporation that the Corporation's accounting and reporting practices are in compliance with all applicable material legal requirements and are consistent with generally accepted industry practices. The Audit Committee shall also undertake such other tasks as may be delegated to it, from time to time, by the Board.

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor, subject, if applicable, to shareholder ratification, and shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditor. The independent auditor shall be accountable to the Board through the Audit Committee. The Audit Committee shall consult with management but shall not delegate these responsibilities.

        The Audit Committee may form subcommittees and delegate authority to subcommittees when appropriate. The Audit Committee shall have the authority and the funding, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist the Committee in the conduct of any investigation.

        The Audit Committee shall make regular reports to the Board, and shall review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors, or the performance of the internal audit function. The Audit Committee shall review and reassess the adequacy of this Charter, at least annually, and shall recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

  1.
  Review and discuss with management and the independent auditor accounting policies and financial reporting issues and judgments that may be viewed as critical; review and discuss analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; consider and approve, when appropriate, any significant changes, brought to its attention, in the Corporation's accounting and auditing policies; review and discuss any accounting and financial reporting proposals, of which it is made aware, that may have a significant impact on the Corporation's financial reports; review and discuss major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;

  2.
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K;

  3.
  Review and discuss with management and the independent auditor the Corporation's quarterly financial statements, including the results of the independent auditor's reviews of the quarterly financial statements, prior to the filing of its Form 10-Q;

  4.
  Review and discuss with management and the independent auditor: (a) any material financial or non-financial arrangements of the Corporation which do not appear on the financial statements of the Corporation or are not disclosed in other public filings; and (b) any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties and which are relevant to an understanding of the Corporation's financial statements;

  5.
  Review and discuss with management its policies and practices regarding earnings press releases, as well as financial information and earnings guidance given to analysts and ratings agencies, giving attention to any use of "pro forma" or "adjusted" non-GAAP information;

  6.
  Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management guidelines and policies;

  7.
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Corporation's financial statements;

Oversight of the Company's Relationship with the Independent Auditor

  8.
  Obtain and review a formal written report by the independent auditor, at least annually, which report shall include descriptions of: (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities in the preceding five years respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with such issues; (d) all material relationships between the independent auditor and the Corporation; and

    (e) any other relationships that may materially and adversely affect the independence of the auditor. The Audit Committee should assess the independence of the independent auditor, including that of the independent auditor's lead partner, based on a review of the written report, and recommend to the Board that it take appropriate action in response to the report to satisfy the independence requirements;

  9.
  Evaluate the qualifications, experience, performance and independence of the senior members of the independent auditor team, including that of the independent auditor's lead partner, taking into consideration the opinions of management and those performing the internal audit function; and present its conclusions with respect to such evaluations to the full Board;

  10.
  Set clear hiring policies for employees or former employees of the independent auditors, taking into account pressures that may exist for auditors consciously or subconsciously seeking a job with the Corporation;

  11.
  Discuss with the independent auditor its ultimate accountability to the Board through the Audit Committee;

  12.
  If necessary, establish policies and procedures for the engagement of the independent auditor to provide non-audit services; consider whether the independent auditor's performance of non-audit services is compatible with the auditor's independence;

  13.
  Assure the regular rotation of the lead audit partner as required by law, and consider whether there should be regular rotation of the independent auditing firm itself, in order to assure continuing independence of the independent auditor;

Process Improvement

  14.
  Establish regular and separate systems of reporting to the Audit Committee by the Corporation's management, the independent auditor and those performing the internal audit function regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to the appropriateness of such judgments;

  15.
  Review and discuss with the independent auditor the audit planning and procedures, including the scope, fees, staffing and timing of the audit; review and discuss the results of the audit exam and management letters, and any reports of the independent auditor with respect to any interim period;

  16.
  Review with the independent auditor and those performing the internal audit function the coordination of their audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources;

  17.
  Review separately with the Corporation's management, the independent auditor and those performing the internal audit function, following completion of the Corporation's annual audit, any significant difficulties encountered during the course of the audit, including: (a) difficulties with management's response; (b) any restrictions on the scope of work or access to required information; and (c) the nature and extent of any significant changes in accounting principles or the application therein;

  18.
  Review any significant disagreement among the Corporation's management and its independent auditor or those performing the internal audit function in connection with the preparation of the Corporation's financial statements;

  19.
  Review with the independent auditor any audit problems or difficulties and management's response. Such review shall include any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); review any "management" or "internal control" letters issued, or proposed to be issued, by the audit firm to the Corporation and any discussions with the independent auditor's national office respecting auditing or accounting issues presented by the engagement;

  20.
  Review with the Corporation's independent auditor, those performing the internal audit function and management the extent to which changes or improvements in financial or accounting practices and standards, as approved by the Audit Committee, have been implemented, with such review to be conducted at an appropriate amount of time subsequent to implementation of any changes or improvements thereto, as decided by the Audit Committee in its discretion;

Oversight of the Corporation's Internal Audit Function

  21.
  Review the appointment, replacement, reassignment or dismissal of those individuals performing the Corporation's internal audit function, including the appointment and replacement of senior internal audit personnel;

  22.
  Review the regular internal audit reports to management and management's responses;

  23.
  Discuss with the independent auditor the internal audit function, responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit;

Compliance Oversight Responsibilities

  24.
  Obtain from the independent auditor written assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

  25.
  Obtain reports from management, those performing the internal audit function and the independent auditor that the Corporation and its affiliated entities are in conformity with applicable legal requirements and the Corporation's Code of Business Conduct and Ethics; review reports and disclosures of insider and affiliated party transactions; advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Business Conduct and Ethics;

  26.
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation's financial statements or accounting policies;

  27.
  Review any material pending legal proceedings involving the Corporation and other contingent liabilities; discuss with the Corporation's General Counsel, and/or outside legal counsel, legal matters that may have a material impact on the financial statements or the Corporation's compliance policies;

  28.
  Review and respond to reports from outside counsel of any evidence of securities laws violations, breaches of fiduciary duty or similar violations that have not been appropriately addressed by the Corporation's chief legal counsel or chief executive officer;

  29.
  The Audit Committee shall establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters; and

  30.
  Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

VI.    MEETINGS

        The Audit Committee shall meet separately, as often as may be deemed necessary or appropriate in its judgment, but at least quarterly, with the Corporation's management, those responsible for the internal audit function, and the independent auditors. Following each meeting, the Audit Committee shall report to the Board at the next regularly scheduled Board meeting, or sooner, as circumstances may dictate.

        In addition, the Chairman of the Audit Committee shall meet in person or by telephone with the Corporation's independent accountants and the Corporation's chief financial officer quarterly to review the Corporation's financial statements.

VII.    PROCEDURAL RULES

        Each member of the Audit Committee shall have one vote. A quorum of the Audit Committee shall consist of any two (2) members. The Audit Committee shall take action only by the affirmative vote of a majority of the members present at any meeting at which a quorum is present, or the unanimous written consent of the members thereof. The Audit Committee shall maintain minutes of its meetings, reflecting the actions taken or authorized by it.

VIII.    LIMITATION OF AUDIT COMMITTEE'S ROLE

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to certify the Corporation's financial statements or to guarantee the auditor's report. These are the responsibilities of management and the independent auditor.

IX.    CONSISTENCY WITH ARTICLES

        To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Articles of Incorporation, the Bylaws of the Corporation or any applicable law or regulation, the Articles of Incorporation or the Bylaws or the applicable law or regulation, as appropriate, shall fully control.

X.    CERTIFICATION

        This Audit Committee Charter was duly approved and adopted by the Board of the Corporation on the 29th day of January, 2003.

SECRETARY

Exhibit B

RFS HOTEL INVESTORS, INC.

AMENDED AND RESTATED 1993 RESTRICTED STOCK

AND STOCK OPTION PLAN

The following is an amendment and restatement of the RFS Hotel Investors, Inc. 1993 Restricted Stock and Stock Option Plan, which was originally approved by the Board of Directors of RFS Hotel Investors, Inc. on October 28, 1993.  All grants pursuant to said plan made prior to the effective date of the amendment and restatement thereof shall not be affected in any respect by the amendment and restatement of said plan and shall remain in full force and effect, subject to approval by the shareholders of RFS Hotel Investors, Inc. of the plan as amended and restated.

1.                                      Purposes of the Plan

The purposes of the RFS Hotel Investors, Inc. 1993 Restricted Stock and Stock Option Plan (the “Plan”) are to advance the interests of the Company, to increase shareholder value by providing its officers, directors and other key employees with a proprietary interest in the growth and performance of the Company and with incentives for continued service with and rewards for outstanding service to the Company, its subsidiaries and/or its affiliates, and to provide the Company with an additional means to attract and retain qualified officers, directors and other key employees.  The Plan will be administered as two separate plans, with 2,600,000 shares of Common Stock, of which 250,000 shares may be Restricted Stock, being available for awards to the officers and key employees of the Company and its subsidiaries and affiliates and 400,000 shares, of which 50,000 shares may be Restricted Stock, being available for awards to Directors of the Company who are not officers or employees.  To this end, the Compensation Committee or the Directors’ Committee, as hereinafter designated, may grant stock options and restricted stock awards to officers, directors and other key employees of the Company, its subsidiaries and/or its affiliates, on the terms and subject to the conditions set forth in this Plan.

2.                                      Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

2.1.                              “Award” means any form of Stock Option or Restricted Stock granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Compensation Committee or Directors’ Compensation Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee or Directors’ Compensation Committee may establish.

2.2.                              “Award Agreement” means a written agreement setting forth the terms of an Award.

2.3.                              “Board” means the Board of Directors of the Company.

2.4.                              “Code” means the Internal Revenue Code of 1986, as amended.  References to any provision of the Code shall be deemed to include successor provisions thereto and rules and regulations thereunder.

2.5.                              “Committee” means either the Compensation Committee or the Directors’ Compensation Committee, as the context so requires.

2.6.                              “Compensation Committee” means the Compensation Committee of the Board, consisting of two or more Directors, none of whom can participate in the Officers’ Plan and each of whom is qualified as a disinterested person with respect to the Officers’ Plan within the meaning of Exchange Act Rule 16b-3.

2.7.                              “Common Stock” means the Common Stock of the Company, $.0 l par value.

2.8.                              “Company” means RFS Hotel Investors, Inc., its subsidiaries and its affiliates.

2.9.                              “Directors’ Plan” means the 400,000 shares of Common Stock, of which 50,000 shares may be Restricted Stock, set aside hereunder that may be issued to Independent Directors by the Directors’ Compensation Committee as Stock Options or Restricted Stock, and which block of shares shall constitute a separate plan for purposes of Rule 16b-3 under the Exchange Act.

2.10.                        “Directors’ Compensation Committee” means a committee consisting entirely of directors of the Company who are executive officers or employees of the Company, none of whom can participate in the Directors’ Plan.

2.11.                        “Disability” means the inability to substantially perform the usual duties of the person’s occupation by reason of a medically determinable physical or mental impairment which can be expected to be of long, continued and indefinite duration as determined by the Committee.

2.12.                        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.  References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and rules and regulations thereunder.

2.13.                        “Fair Market Value,” unless otherwise required by an applicable provision of the Code, as of any date, means the last sale price of the Common Stock on such date as reported on the Nasdaq National Market, or, if the Common Stock shall hereafter be traded on a National Securities Exchange, the last sale price of the Common Stock on such date as reported on such exchange.

2.14.                        “Incentive Stock Option” (“ISO”) means any Stock Option intended to be, and designated and qualifying as, an “incentive stock option” within the meaning of Section 422 of the Code.

2.15.                        “Independent Directors” means directors of the Company who are neither officers nor employees of the Company or its subsidiaries.

2.16.                        “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not intended to be an Incentive Stock Option or that fails to meet the requirements applicable to an Incentive Stock Option.

2.17.                        “Officer” means a person who is considered to be an officer of the Company or a subsidiary thereof under Securities Exchange Act Rule 16a-l(f).

2.18.                        “Officers’ Plan” means the 2,600,000 shares of Common Stock set aside hereunder that may be issued to Officers and key employees of the Company and its subsidiaries and affiliates as Restricted Stock or Stock Options, and which block of shares shall constitute a separate plan for purposes of Rule 16b-3 under the Exchange Act.

2.19.                        “Option” or “Stock Option” means a right granted pursuant to the Plan to purchase shares of Common Stock, and includes the terms Incentive Stock Option and Non-Qualified Stock Option.

2.20.                        “Option Price” or “Exercise Price” means the price per share at which Common Stock may be purchased upon the exercise of an Option.

2.21.                        “Participant” means any individual to whom an Award has been granted by the Compensation Committee or Directors’ Compensation Committee under the Plan.

2.22.                        “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to forfeiture provisions or such other conditions as may be determined by the Compensation Committee or Directors’ Compensation Committee and specified in the Award Agreement.

2

2.23.                        “Retirement” means retirement from active employment under a retirement plan of the Company, any subsidiary or affiliate, or pursuant to an employment agreement with any of the aforementioned, or termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement, or, in the case of an Independent Director of the Company, retirement from the board of directors after attaining the age of 60 and completing five (5) years of service as a director of the Company.

2.24.                        “Termination of Employment” means the termination of a Participant’s active employment with the Company or, in the case of an Independent Director, termination of service as a director of the Company, which is not deemed to be a Retirement or a termination due to a Disability.

3.                                      Administration

3.1.                              The Directors’ Plan shall be administered and interpreted by the Directors’ Compensation Committee, and the Officers’ Plan by the Compensation Committee.

3.2.                              Subject to the terms of the Plan, the appropriate Committee shall have the authority to (a) establish such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (b) select the persons to receive Awards under the Plan; (c) determine the form of an Award, or combinations thereof, and whether such Awards are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company, either within or outside of this Plan; (d) determine the number of shares of Common Stock to be covered by each such Award granted hereunder; (e) determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, any restriction or limitation on transfer, any vesting schedule or acceleration thereof, and any forfeiture provisions or waiver thereof), regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion; (f) determine whether Common Stock payable with respect to an Award under this Plan shall be deferred, either automatically or at the election of the Participant; and (g) make any other determination or take any action that the Committee deems necessary or desirable for the administration of the Plan.

3.3.                              Unless authority is specifically reserved to the Board under the terms of the Plan, the Company’s Certificate of Incorporation or By-Laws, or applicable law, the appropriate Committee shall have sole discretion in exercising authority under the respective Plans.  Each Committee may delegate to officers or managers of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.  Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members pursuant to any authority duly delegated to any such member) arising out of or in connection with the Plan shall be within the absolute discretion of all or any of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

4.                                      Eligibility

Officers and other key employees of the Company and its present and future subsidiaries and/or affiliates (including those who may also be Directors of the Company), who are not members of the Compensation Committee and who are responsible for or contribute to the management, growth and profitability of the business of the Company, are eligible to receive Awards under the Officers’ Plan.  Each Independent Director will receive Awards under and in accordance with the Directors’ Plan.

5.                                      Shares Available for Awards

5.1.                              The maximum number of shares of Common Stock of the Company that may be used in conjunction with the grant of Awards under the Plan is 3,000,000 (300,000 of which may be Restricted Stock), 2,600,000

3

                                                (250,000 of which may be Restricted Stock) of which may be granted to officers and key employees under the Officers’ Plan and 400,000 (50,000 of which may be Restricted Stock) of which may be granted to Independent Directors under the Directors’ Plan.

5.2.                              Shares of stock which are attributable to Awards which expire or are otherwise terminated, cancelled, surrendered or forfeited, during a calendar year, are available for issuance or use in connection with future Awards, during the calendar year in which they expire or otherwise become available, provided, however, that, if any such shares could not again be available for Awards to a Participant who is subject to Section 16 of the Exchange Act under applicable share counting requirements of Rule 16b-3, such shares shall be available exclusively for Awards to Participants who are not subject to Section 16.

5.3.                              Shares of Common Stock to be issued under the Plan may be authorized and unissued shares of Common Stock, treasury stock or a combination thereof.

5.4.                              In the event of a merger, consolidation, reorganization, recapitalization, stock split, stock dividend, other extraordinary dividend or other changes in corporate structure or capitalization affecting the Common Stock, each Committee may make appropriate adjustment in the number or kind of shares subject to options, rights and other Awards granted under the Plan, and/or the exercise price and other terms and conditions of Awards or appropriate adjustment in the maximum number of shares referred to in Section 5 of the Plan, as the Committee may determine to be necessary or appropriate in order to prevent dilution or enlargement of the rights of Participants.

6.                                      Awards Under the Plan

6.1.                              Stock Options.  The Compensation Committee may grant Incentive Stock Options (“ISO”), Non-Qualified Stock Options or both to purchase shares of Common Stock from the Company to such Officers and other key employees in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine in its sole discretion, subject to the provisions of the Plan, provided, however, that in no event may any Stock Option be granted hereunder after the expiration of 10 years after the date of the Plan.  The automatic or discretionary grant of “reload” Stock Options is specifically authorized.

In the case of ISO’s, the terms and conditions of such grants, including the exercise price of the purchase of Common Stock, shall be subject to and comply with the requirements of Section 422 of the Code, as from time to time amended, and any implementing regulations.

The exercise price at which shares of Common Stock may be purchased pursuant to the grant of an Option granted under the Officers’ Plan shall be fixed by the Compensation Committee at the time of grant; however, the price of an ISO must be equal to or greater than the Fair Market Value of the shares of Common Stock covered thereby.  The exercise price of an ISO granted to any Participant who owns shares of Common Stock possessing more than 10% of the total combined voting power of all outstanding shares of Common Stock of the Company must be at least equal to 110% of the fair market value of the shares of Common Stock on the date of grant.  Options granted under the Plan will not be ISOs to the extent that the Fair Market Value of the shares of Common Stock with respect to which ISOs first become exercisable in any year exceeds $100,000.

Each Independent Director shall be granted Options to purchase 25,000 shares of Common Stock on the date of the first annual meeting of the Company’s shareholders or the date he or she becomes a Director, if thereafter.  The exercise price at which shares of Common Stock may be purchased pursuant to the Options granted to Independent Directors shall be the Fair Market Value of the Common Stock on the date the Options are granted.  Twenty percent of the Options shall vest i.e.. shall be nonforfeitable and transferable on each of the first through fifth anniversary dates of the date of grant.  The preceding sentence to the contrary notwithstanding, an Option granted to an Independent Director shall not be exercisable after the thirtieth day after the Independent Director ceases to be a member of the Board for any reason.

4

6.2.                              Restricted Stock Awards.  The Compensation Committee may grant Restricted Stock Awards (“RSAs”) to such Officers and other key employees in such amounts and subject to such terms and conditions as the Compensation Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

Restricted Stock granted under the Plan shall be evidenced by certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.  The Company shall retain physical possession of any such certificates, and each Participant awarded Restricted Stock shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture.

Each Independent Director shall be granted 5,000 shares of Restricted Stock on the date of the first annual meeting of the Company’s shareholders or the date he or she becomes a Director, if thereafter; provided, however, that an Independent Director who becomes a Director in September, 1996 shall instead be granted 10,000 shares of Restricted Stock on the date he or she joins the Board.  Twenty percent of the shares of Restricted Stock awarded to Independent Directors and described in the preceding sentence shall vest, i.e., shall be nonforfeitable and transferable, on each of the first through the fifth anniversary dates of the date of grant.

In addition, each Independent Director shall be granted 3,000 shares of Restricted Stock on October 28, 1998.  One-third of those shares shall vest, i.e., shall be nonforfeitable and transferable, on each of the first through third anniversary dates of the date of grant.

Unless otherwise determined by the Compensation Committee at the time of an Award, the holder of an RSA granted under the Officers’ Plan shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited.  Each Independent Director shall have the right to vote shares of Restricted Stock and to receive dividends thereon, unless and until such shares are forfeited.

In the event all or any of the shares subject to RSA are forfeited due to failure to meet or comply with restrictions imposed by the Committee at the time of grant prior to the lapse of such restrictions, the Company shall repay to the Participant (or the Participant’s estate) any cash amount paid by the Participant for such forfeited shares.

6.3.                              Consideration:  Tandem and Substitute Awards.  Except as provided in this Section 6.3 or to the extent that payment of lawful consideration may be required under the Tennessee Business Corporation Act, only services may be required as consideration for the grant (but not the exercise) of any Award.  Awards granted under the Officers’ Plan may, in the discretion of the Compensation Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Officers’ Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant in the Officers’ Plan to receive payment from the Company or any Subsidiary or Affiliate.  If an Award under the Officers’ Plan is granted in substitution for another Award or award, the Compensation Committee shall require the surrender of .such other Award or award in consideration for the grant of the new Award.  Awards granted under the Officers’ Plan in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

7.                                      Award Agreements

Awards under the Plan shall be evidenced by an agreement approved by the appropriate Committee that sets forth the terms, conditions and limitations of an Award.  The Compensation Committee may amend agreements theretofore entered into under the Officers’ Plan, either prospectively or retroactively, including, but not limited to, the acceleration of vesting of or lapse of restrictions on an Award and the extension of time to exercise an Award,

5

except that, no such amendment shall affect the Award in a materially adverse manner without the consent of the Participant (except for an amendment made to cause the Plan to qualify for an exemption provided by Rule 16b-3).

8.                                      Miscellaneous Provisions Related to Participants

8.1.                              The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company.  The Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.  Except as expressly provided in the Directors’ Plan, no Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.

8.2.                              Except as may be otherwise provided under Section 6.3, no Award granted under the Plan, unless otherwise provided in the Award Agreement, shall entitle the holder of such Award to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are subject to such Award.

8.3.                              The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in cash or by check, except that the Committee may, in its discretion, allow such payment to be by surrender of unrestricted shares of Common Stock (valued at their then Fair Market Value at the date of exercise), or by a combination of cash, check and unrestricted shares of Common Stock (valued at their then Fair Market Value at the date of exercise), or by a combination of cash, check and unrestricted shares of Common Stock.

8.4.                              A Participant may be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant.  The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting exercise or payment of any Award or, at the election of the holder of the Award, the Committee may withhold shares or accept the transfer of shares to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligations.

8.5.                              If the Compensation Committee determines that such action is advisable, the Company may assist any Participant in the Officers’ Plan in obtaining financing from the Company or from any bank or other third party, on such terms as are determined by the Compensation Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, permitting the exercise of an Award and/or paying any taxes in respect thereof to the extent permitted by law.  Such assistance may take any form that the Compensation Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.

8.6.                              Awards, and any right that comes within the general definition of “derivative security” of Rule 16a-1(c) under the Exchange Act, shall not be assignable or transferable by a Participant except by will or the laws of descent and distribution (or pursuant to a beneficiary designation authorized under Section 8.7), and during the Award holder’s lifetime, such Awards and rights shall be exercisable only by such holder or such holder’s duly appointed guardian or legal representative.

8.7.                              Each Participant may file and maintain with the Company a written designation of one or more persons as the beneficiary or beneficiaries who shall be entitled to receive the Award or related payment payable under the Plan upon the Participant’s death.  If no such designation is in effect at the time of a Participant’s death, or if no designated beneficiary survives the Participant or if such designation conflicts with the law, the Participant’s estate shall be entitled to receive the Award or related payment, if any, payable under the Plan upon the Participant’s death.

6

9.                                      Governing Law

The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Tennessee and applicable federal law.

10.                               Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award under any law deemed applicable by the Committee, such provision or Award shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended, in the determination of the Committee, without materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

11.                               Unfunded Plan

The Plan is intended to constitute an “unfunded” plan.  Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds.  To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right (unless otherwise determined by the Committee) shall be no greater than the right of any unsecured general creditor of the Company.

12.                               Rule 16b-3 Compliance

12.1.                        Unless a Participant could otherwise transfer an equity security, derivative security, or shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued pursuant to the exercise of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition, and (ii) at least six months shall elapse from the date of acquisition of a derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or disposition of any underlying equity security issued pursuant to the exercise or conversion of such derivative security.

12.2.                        It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 and Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

12.3.                        No Option shall be granted under the Officers’ Plan prior to December 31, 1993, that has an option price, base price, or exercise price less than 50% of the fair market value of the underlying shares at the date of grant.

13.                               Effective Date and Term of Plan

13.1.                        The Plan shall be submitted to the stockholders of the Company for their approval at the Annual Meeting of Shareholders to be held in 1994.  The Plan shall become effective upon the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the meeting.

13.2.                        The Plan shall remain in effect until March 31, 2004, unless sooner terminated by the Board.  After this date, no further Awards may be granted but previously granted Awards shall remain outstanding in

7

                                                accordance with their applicable terms and conditions, as stated in the Award Agreement, and conditions of the Plan.

14.                               Amendment and Termination of the Plan

14.1.                        The Plan may be amended by the Board in any respect, without the consent of shareholders or Participants, including, without limitation, amendments for the purpose of changing the number of shares subject to Options versus the number of shares that may be granted as Restricted Stock, except that any such amendment (although effective when made) shall be subject to the approval of the Company’s shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to subject any other amendment to the Plan to stockholders for approval.  In addition, no amendment may materially impair the rights of a Participant under any Award previously granted under the Plan without the consent of such Participant, unless required by law.  Notwithstanding the preceding sentences, the Directors’ Plan may not be amended more than once in any six month period except to conform to changes in the Internal Revenue Code or the Employee Retirement Income Security Act of 1974 or the rules thereunder.

14.2.                        The Plan may be terminated at any time by the Board.  No further Awards may be made under the Plan after termination, but termination shall not affect the rights of any Participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination.

8

Exhibit C

RFS HOTEL INVESTORS, INC.

EMPLOYEE STOCK PURCHASE PLAN

Effective September 1, 2001

RFS HOTEL INVESTORS, INC.

EMPLOYEE STOCK PURCHASE PLAN

Effective September 1, 2001

TABLE OF CONTENTS

ARTICLE I DEFINITIONS
1.01 Administrator.
1.02 Affiliate.
1.03 Beneficiary.
1.04 Board.
1.05 Code.
1.06 Committee.
1.07 Common Stock.
1.08 Company.
1.09 Compensation.
1.10 Date of Exercise.
1.11 Date of Grant.
1.12 Election Date.
1.13 Election Form.
1.14 Employee.
1.15 Fair Market Value.
1.16 Five Percent Shareholder.
1.17 Option.
1.18 Participant.
1.19 Plan.
ARTICLE II PURPOSES
ARTICLE III ADMINISTRATION
ARTICLE IV ELIGIBILITY
ARTICLE V COMPENSATION DEDUCTIONS
5.01 Amount of Deduction.
5.02 Participant’s Account.
5.03 Changes in Payroll Deductions.
ARTICLE VI OPTION GRANTS
6.01 Number of Shares.
6.02 Option Price.
ARTICLE VII EXERCISE OF OPTION
7.01 Automatic Exercise.
7.02 Fractional Shares.
7.03 Nontransferability.

i

7.04 Employee Status.
7.05 Delivery of Stock.
7.06 Vesting, Transferability.
ARTICLE VIII WITHDRAWAL AND TERMINATION OF EMPLOYMENT
8.01 Generally.
8.02 Subsequent Participation.
8.03 Termination of Employment.
8.04 Death of Participant.
ARTICLE IX STOCK SUBJECT TO PLAN
9.01 Shares Issued or Delivered.
9.02 Aggregate Limit.
9.03 Reallocation of Shares.
ARTICLE X ADJUSTMENT UPON CHANGE IN COMMON STOCK
ARTICLE XI COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
ARTICLE XII GENERAL PROVISIONS
12.01 Effect on Employment and Service.
12.02 Unfunded Plan.
12.03 Rules of Construction.
12.04 Plan Fiscal Year.
ARTICLE XIII AMENDMENT
ARTICLE XIV DURATION OF PLAN
ARTICLE XV EFFECTIVE DATE OF PLAN

ii

RFS HOTEL INVESTORS, INC.

EMPLOYEE STOCK PURCHASE PLAN

Effective September 1, 2001

ARTICLE I

DEFINITIONS

1.01         Administrator.

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.02         Affiliate.

Affiliate means any “parent corporation” or “subsidiary corporation” (within the meaning of Section 424 of the Code) of the Company, including a corporation that becomes an Affiliate after the adoption of this Plan, that the Board designates as a participating employer in the Plan.

1.03         Beneficiary.

Beneficiary means the person or entity designated by a Participant on a form prescribed by the Administrator, to receive any amount payable under the Plan following a Participant’s death.  A Participant may change his Beneficiary from time to time by filing a subsequent designation form and the change will be effective when received by the Administrator.  If a designated Beneficiary fails to survive the Participant or be in existence on the date of his death or if the Participant fails to designate a Beneficiary, the Participant’s Beneficiary shall be determined as follows:  the Participant’s surviving spouse (i.e., the person to whom the Participant is legally married on the date of his death) or, if none, the Participant’s surviving children or, if none, the Participant’s estate.

1.04         Board.

Board means the Board of Directors of the Company.

1.05         Code.

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.06         Committee.

Committee means the Compensation Committee of the Board.

1.07         Common Stock.

Common Stock means the common stock of the Company.

1.08         Company.

Company means RFS Hotel Investors, Inc.

1.09         Compensation.

Compensation means an Employee’s total earnings, including without limitation salary, overtime, and any bonuses or special payment.

1

1.10         Date of Exercise.

Date of Exercise means each March 31 next following the January 2 Date of Grant, each June 30 next following the April 1 Date of Grant, each September 30 next following the July 1 Date of Grant, and each December 31 next following the October 1 Date of Grant.

1.11         Date of Grant.

Date of Grant means each January 2, April 1, July 1, and October 1 during the term of the Plan.

1.12         Election Date.

Election Date means each December 15 immediately preceding the January 2 Date of Grant, each March 15 immediately preceding the April 1 Date of Grant, each June 15 immediately preceding the July 1 Date of Grant, and each September 15 immediately preceding the October 1 Date of Grant.

1.13         Election Form.

Election Form means the form, prescribed by the Administrator, that a Participant uses to authorize a deduction from his Compensation in accordance with Article V.

1.14         Employee.

Employee means any employee of the Company or an Affiliate, other than a Five Percent Shareholder.

1.15         Fair Market Value.

Fair Market Value means, on any given date, the last sale price of a share of Common Stock on the primary national securities exchange on which shares of the Common Stock are listed.  If, on any given date, no share of Common Stock is traded on such exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded.

1.16         Five Percent Shareholder.

Five Percent Shareholder means any individual who, immediately after the grant of an Option owns more than five percent of the total combined voting power or value of all classes of stock of the Company or of an Affiliate.  For this purpose, (i) an individual shall be considered to own any stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary, and (ii) stock of the Company or an Affiliate that an individual may purchase under outstanding options (whether or not granted under this Plan) shall be treated as stock owned by the individual.

1.17         Option.

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock on the terms and conditions prescribed by the Plan.

1.18         Participant.

Participant means an Employee, including an Employee who is a member of the Board, who satisfies the requirements of Article IV and who elects to receive an Option.

2

1.19         Plan.

Plan means the RFS Hotel Investors, Inc. Employee Stock Purchase Plan.

ARTICLE II

PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the grant of Options qualifying under Section 423 of the Code.  No Option shall be invalid for failure to qualify under Section 423 of the Code.  The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Administrator.  The Administrator  shall have complete authority to interpret all provisions of this Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive.  Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Option.  All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to one or more persons or entities all or part of the Committee’s authority and duties with respect to grants and awards under this Plan.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV
ELIGIBILITY

Each Employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan as of the first Date of Grant that occurs on or after the six-month anniversary of such employee’s commencement of employment with the Company or an Affiliate.  Directors of the Company who are Employees of the Company or an Affiliate may participate in this Plan on or after the Date of Grant specified in the preceding sentence.  An Employee who has satisfied the requirements set forth in the preceding sentences of this Article IV becomes a Participant by completing an Election Form in accordance with Section 5.01 and returning it to the Administrator on or before the Election Date for the first or any subsequent Date of Grant on which an Employee may elect to participate in this plan.

3

ARTICLE V
COMPENSATION DEDUCTIONS

5.01         Amount of Deduction.

A payroll deduction shall be made from the Compensation of each Participant for each payroll period.  The amount of such deduction shall be the percentage specified by the Participant on his Election Form; provided that such percentage shall be in multiples of one percent and shall not exceed fifteen percent. A Participant may contribute to the Plan only by payroll deduction.  A Participant’s Election Form will continue to be effective, and amounts will be deducted from the Participant’s Compensation, until the Election Form is changed in accordance with Section 5.03 or the Participant withdraws from the Plan or his participation otherwise ends in accordance with Article VIII.

5.02         Participant’s Account.

A recordkeeping account shall be established for each Participant.  All amounts deducted from a Participant’s Compensation shall be credited to his account.  No interest will be paid or credited to the account of any Participant.

5.03         Changes in Payroll Deductions.

A Participant may discontinue his participation in the Plan as provided in Section 8.01.  Except as provided in Section 8.01, a Participant’s direction to change the percentage deduction specified on his Election Form shall be effective as of the first Date of Grant following the date that written notice of such change is delivered to the Administrator.

ARTICLE VI
OPTION GRANTS

6.01         Number of Shares.

Each Employee who is a Participant on a Date of Grant shall be granted an Option as of that Date of Grant.  The number of shares of Common Stock subject to such Option shall be determined by dividing the option price into the balance credited to the Participant’s account as of the Date of Exercise next following the Date of Grant.  Notwithstanding the preceding sentence, no Participant will be granted an Option as of any Date of Grant for more than a number of shares of Common Stock determined by dividing $6,250 by the Fair Market Value on the Date of Grant.

6.02         Option Price.

The price per share for Common Stock purchased on the exercise of an Option shall be ninety percent of the Fair Market Value on the applicable Date of Exercise, until such time (if any) that the Committee announces a different purchase price per share.  Such price per share must, however, be at least equal to the lesser of (i) eighty-five percent of the Fair Market Value on the applicable Date of Grant or (ii) eighty-five percent of the Fair Market Value on the applicable Date of Exercise.

4

ARTICLE VII
EXERCISE OF OPTION

7.01         Automatic Exercise.

Subject to the provisions of Articles VIII, IX, and XI, each Option shall be exercised automatically as of the Date of Exercise next following the Option’s Date of Grant for the number of whole shares of Common Stock that may be purchased at the option price for that Option with the balance credited to the Participant’s account.

7.02         Fractional Shares.

Fractional shares will not be issued under the Plan.  Any amount remaining to the credit of the Participant’s account after the exercise of an Option shall remain in the account and be applied to the option price of the Option next granted if the Participant continues to participate in the Plan or, if he does not, shall be returned to the Participant.

7.03         Nontransferability.

Each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04         Employee Status.

For purposes of determining the applicability of Section 423 of the Code, and whether an individual is employed by the Company or an Affiliate, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

7.05         Delivery of Stock.

Subject to the provisions of Articles IX, and XI, within thirty (30) days following applicable Date of Exercise, the Company will deliver certificates evidencing the Common Stock purchased upon the Participant’s exercise of his Option.

7.06         Vesting, Transferability.

Participant’s interest in the Common Stock purchased upon the exercise of his Option shall be immediately nonforfeitable and, subject to the provisions of Article XI, shall be transferable on and after the date that is thirty (30) days following the applicable Date of Exercise.

ARTICLE VIII
WITHDRAWAL AND TERMINATION OF EMPLOYMENT

8.01         Generally.

A Participant may withdraw the payroll deductions credited to his account under the Plan by giving written notice to that effect to the Administrator at least thirty (30) days prior to the next Date of Exercise. In that event, all of the payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and no further payroll deductions will be made from his Compensation until he submits a new Election

5

Form to the Administrator.  A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Section 8.01 if he ceases to be an Employee.

8.02         Subsequent Participation.

A Participant who has withdrawn his account under Section 8.01 may submit a new Election Form to the Administrator and resume participation in the Plan as of any subsequent Date of Grant, provided that the Administrator receives his Election Form before the applicable Election Date.

8.03         Termination of Employment.

If a Participant’s employment with the Company and its Affiliates terminates for any reason other than death, his participation in the Plan shall cease as of the date of termination.  The balance credited to the Participant’s account as of the first day of the month following such termination of employment shall be paid to the Participant or, in the case of the Participant’s death following his termination of employment, to his Beneficiary, as promptly as possible thereafter.

8.04         Death of Participant.

If a Participant’s employment with the Company and its Affiliates terminates on account of the Participant’s death, his Beneficiary may elect, by written notice received by the Administrator within thirty days of the Participant’s death (but in all events before the Date of Exercise), to either (i) withdraw all of the payroll deductions credited to the Participant’s account or (ii) to exercise the Option as of the Date of Exercise and receive whole shares of Common Stock and cash representing the value of a fractional share in accordance with Section 5.02.  If the Option is exercised, the number of shares of Common Stock issuable to the Beneficiary shall be determined by dividing the option price into the payroll deductions credited to the Participant’s account.  If timely written notice of the Beneficiary’s election is not received by the Administrator, the Beneficiary shall be deemed to have elected to exercise the Option.

ARTICLE IX
STOCK SUBJECT TO PLAN

9.01         Shares Issued or Delivered.

Upon the exercise of any Option the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs) shares of Common Stock from its authorized but unissued Common Stock or outstanding Common Stock acquired by or on behalf of the Company in the name of the Participant.

9.02         Aggregate Limit.

The maximum aggregate number of shares of Common Stock that may be issued or delivered under this Plan pursuant to the exercise of Options is 500,000 shares.  The maximum aggregate number of shares that may be issued or delivered under this Plan shall be subject to adjustment as provided in Article X.

9.03         Reallocation of Shares.

If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

6

ARTICLE X
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Options may be granted under this Plan and the terms of outstanding Options shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee necessitates such action.  Any determination made under this Article X by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted or the terms of outstanding Options.

ARTICLE XI
COMPLIANCE WITH LAW AND APPROVAL OF
REGULATORY BODIES

No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XII
GENERAL PROVISIONS

12.01       Effect on Employment and Service.

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any individual at any time with or without assigning a reason therefor.

12.02       Unfunded Plan.

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

7

12.03       Rules of Construction.

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.04       Plan Fiscal Year.

The fiscal year of the Plan shall be the calendar year.

ARTICLE XIII
AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment or termination shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made or such termination occurs.

ARTICLE XIV
DURATION OF PLAN

No Option may be granted under this Plan more than ten years after the date this Plan is adopted by the Board.  Options granted before that date shall remain valid in accordance with their terms.

ARTICLE XV
EFFECTIVE DATE OF PLAN

Options may be granted under this Plan as of the first Date of Grant on or after its adoption by the Board.

8

PROXY	No. of Shares

RFS HOTEL INVESTORS, INC.
850 Ridge Lake Boulevard, Suite 300, Memphis, TN 38120

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Robert M. Solmson and Elizabeth A. McNeill, or either of them, as proxies, each with the power to appoint such person's substitute, and hereby authorizes each of them to vote, as designated below, all the shares of capital stock of RFS Hotel Investors, Inc. held of record by the undersigned on March 14, 2003, at the Annual Meeting of Shareholders to be held on May 1, 2003, or any adjournment thereof as specified below.

1.	ELECTION OF DIRECTORS (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)
	☐	FOR ALL NOMINEES LISTED BELOW
CLASS II—Terms Expiring 2006—Michael S. Starnes, John W. Stokes, Jr., Richard Reiss, Jr.
	☐	WITHHOLD AUTHORITY to vote for all nominees
2.	ELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS
	☐ For	☐ Against	☐ Abstain
3.	APPROVE THE EXTENSION OF THE COMPANY'S INCENTIVE PLAN
	☐ For	☐ Against	☐ Abstain
4.	APPROVE THE INCREASE IN SHARES UNDER THE INCENTIVE PLAN
	☐ For	☐ Against	☐ Abstain
5.	APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN
	☐ For	☐ Against	☐ Abstain
6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS, FOR THE EXTENSION OF THE COMPANY'S INCENTIVE PLAN, FOR THE INCREASE IN SHARES UNDER THE INCENTIVE PLAN AND FOR THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

DATED:	, 2003

Please sign exactly as name appears on left, When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Signature
Signature if held jointly

QuickLinks

Notice of Annual Meeting On May 1, 2003 And Proxy Statement
RFS HOTEL INVESTORS, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF RFS HOTEL INVESTORS, INC.
GENERAL INFORMATION
INCUMBENT DIRECTORS—CLASS I (TERMS EXPIRING IN 2004)
INCUMBENT DIRECTORS—CLASS III (TERMS EXPIRING IN 2005)
OFFICERS OF RFS
DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP
SUMMARY COMPENSATION TABLE
STOCK PERFORMANCE GRAPH